UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Oaktree Specialty Lending Corporation
Oaktree Strategic Income Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Oaktree Specialty Lending Corporation
Oaktree Strategic Income Corporation
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071

Dear Stockholders:

You are cordially invited to participate in the Joint Special Meeting of Stockholders (the “Special Meeting”) of Oaktree Specialty Lending Corporation (“OCSL”), and Oaktree Strategic Income Corporation (“OCSI”, and each of OCSL and OCSI, a “Company”) to be held virtually on June 28, 2019, at 10:00 a.m., Pacific Time at the following websites:

www.virtualshareholdermeeting.com/ocsl2019sm for OCSL stockholders and

www.virtualshareholdermeeting.com/ocsi2019sm for OCSI stockholders.

At the Special Meeting, stockholders of each Company will be asked to approve a new investment advisory agreement for each Company. Additionally, stockholders of OCSL only will be asked to approve the application of the reduced asset coverage requirements in Section 61(a)(2) of the Investment Company Act of 1940, as amended, to OCSL, which would permit OCSL to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirements applicable to OCSL from 200% to 150%. Stockholders of record of OCSL and/or stockholders of record of OCSI at the close of business on May 6, 2019 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Details of the business to be conducted at the Special Meeting are given in the accompanying Notice of Virtual Joint Special Meeting of Stockholders and joint proxy statement. The proposals are discussed in detail in the joint proxy statement, which you should read carefully. The joint proxy statement is first being sent to stockholders on or about May [   ], 2019. Your vote is very important to us.

EACH BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS THEREOF, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL(S) THAT SUCH COMPANY’S STOCKHOLDERS ARE BEING ASKED TO APPROVE AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

It is important that your shares be represented at the Special Meeting.

Please follow the instructions on the enclosed proxy card and vote via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. We encourage you to vote via the Internet as it saves us significant time and processing costs. Voting by proxy does not deprive you of your right to participate in the virtual Special Meeting.

No matter how many or few shares in a Company you own, your vote and participation are very important to us.

Sincerely,

/s/
Edgar Lee
OCSL and OCSI Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on June 28, 2019.

The proxy statement is also available at https://www.oaktreestrategicincome.com and https://www.oaktreespecialtylending.com.

OAKTREE SPECIALTY LENDING CORPORATION
OAKTREE STRATEGIC INCOME CORPORATION
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071

NOTICE OF VIRTUAL JOINT SPECIAL MEETING OF STOCKHOLDERS

Online Meeting Only – No Physical Meeting Location

OCSL: www.virtualshareholdermeeting.com/ocsl2019sm

OCSI: www.virtualshareholdermeeting.com/ocsi2019sm

June 28, 2019, 10:00 a.m., Pacific Time

Dear Stockholders:

A Joint Special Meeting of Stockholders (the “Special Meeting”) of Oaktree Specialty Lending Corporation (“OCSL”), and Oaktree Strategic Income Corporation (“OCSI”, and each of OCSL and OCSI, a “Company”), will be held virtually on June 28, 2019, at 10:00 a.m., Pacific Time at the following websites:

www.virtualshareholdermeeting.com/ocsl2019sm for OCSL stockholders; and

www.virtualshareholdermeeting.com/ocsi2019sm for OCSI stockholders.

The Board of Directors of each Company has approved and unanimously recommends that stockholders vote FOR a proposal to approve a new investment advisory agreement between the Company and Oaktree Capital Management, L.P. (the “Adviser”), that will replace the current investment advisory agreement with the Adviser and will become effective at the closing of the Merger (defined below). As discussed in more detail in the accompanying proxy statement, Oaktree Capital Group, LLC, a Delaware limited liability company (together with its affiliates, “Oaktree”), the parent company of each Company’s current investment adviser, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Brookfield Asset Management Inc., a corporation incorporated under the laws of the Province of Ontario (together with its affiliates, “Brookfield”), pursuant to which, Brookfield will acquire a majority economic interest in Oaktree (the “Merger”).

The Companies are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Notwithstanding this definition, a transaction which does not result in a change of actual control or management of an investment adviser is not deemed an “assignment” for purposes of the 1940 Act. Oaktree has informed each Company’s Board of Directors that it does not believe the consummation of the Merger would be deemed an “assignment” of the current investment advisory agreement between each Company and the Adviser (each such agreement, the “Current Investment Advisory Agreement”), although such a determination is inherently uncertain. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement for each Company automatically terminates upon its assignment. To prevent any potential disruption in Oaktree’s ability to provide services to each Company once an assignment is deemed to occur, whether as a result of the Merger or as a result of Brookfield exercising actual control over Oaktree, each Company is seeking stockholder approval of a new investment advisory agreement between each Company and the Adviser, (each such agreement, the “New Investment Advisory Agreement”). All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, each New Investment Advisory Agreement would become effective at the Closing and would remain effective following the conclusion of the Initial Period. If the Merger does not occur, the Adviser will continue to operate each Company pursuant to the Current Investment Advisory Agreement.

At the Special Meeting, the respective stockholders of each Company will be asked:

1.	to approve the New Investment Advisory Agreement between the Company and the Adviser, that will replace the Current Investment Advisory Agreement with the Adviser and will become effective at the closing of the Merger.

In addition, the Board of Directors of OCSL has approved and unanimously recommends that the stockholders of OCSL vote FOR a proposal to approve the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to OCSL, which would permit OCSL to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirements applicable to OCSL from 200% to 150%. Pursuant to both the Current Investment Advisory Agreement and the New Investment Advisory Agreement, upon the effectiveness of the reduced asset coverage requirements to OCSL, the base management fee payable to the Adviser will be calculated at an annual rate of 1.50% of the value of OCSL’s total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents; provided, however, the base management fee will be calculated at an annual rate of 1.00% of the value of OCSL’s total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents, that exceeds the product of (i) 200% and (ii) OCSL’s net assets. Total base management fees, however, will increase if OCSL incurs additional leverage. For the avoidance of doubt, the 200% will be calculated in accordance with the 1940 Act and will give effect to exemptive relief OCSL received with respect to debentures issued by a small business investment company subsidiary.

At a meeting held on February 1, 2019, the Board of Directors of OCSL, including a “required majority” of OCSL’s directors, as defined in Section 57(o) of the 1940 Act, approved the application of the reduced asset coverage requirement in Section 61(a)(2) of the 1940 Act as being in the best interests of OCSL and its stockholders. Therefore, subject to certain additional disclosure requirements and provided such approval is not later rescinded, the reduced asset coverage requirements will apply to OCSL effective as of February 1, 2020 (unless the proposal to approve the application of the reduced asset coverage requirements to OCSL is approved by OCSL’s stockholders at the Special Meeting, in which case the reduced asset coverage requirements will apply, and OCSL can incur additional leverage, effective the first day after such approval). If the proposal is not approved by the OCSL’s stockholders, OCSL currently intends to continue to operate within the 200% asset coverage requirements in accordance with its current investment strategy until February 1, 2020, provided the approval from OCSL’s Board is not rescinded prior thereto.

At the Special Meeting, stockholders of OCSL only will also be asked:

2.	to approve the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act, to OCSL, which would permit OCSL to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirements applicable to OCSL from 200% to 150%.

EACH COMPANY’S BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL(S) THAT SUCH COMPANY’S STOCKHOLDERS ARE BEING ASKED TO APPROVE AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

Your vote is very important to us. You have the right to receive notice of, and to vote at, the Special Meeting as to the OCSL proposals if you were a stockholder of record of OCSL at the close of business on May 6, 2019 and as to the OCSI proposal if you were a stockholder of record of OCSI at the close of business on May 6, 2019. A proxy statement is attached to this Notice that describes the matters to be voted upon at the Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy card will instruct you as to how you may vote your proxy via the Internet, by telephone or by signing, dating and returning the enclosed proxy card.

Whether or not you plan to participate in the Special Meeting, we encourage you to vote your shares by following the instructions on the enclosed proxy card. Please note, however, that if you wish to vote during the Special Meeting and your shares are held of record by a broker, bank, trustee or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

We are not aware of any other business that may properly be brought before the Special Meeting.

Thank you for your continued support of OCSL and OCSI.

By order of the Board of Directors,

/s/
John B. Frank
OCSL and OCSI Chairman

Los Angeles, CA
May [   ], 2019

Your vote is very important to us. To ensure proper representation at the Special Meeting, please follow the instructions on the enclosed proxy card to vote your shares via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card. Even if you vote your shares prior to the Special Meeting, you still may participate in the virtual Special Meeting.

Oaktree Specialty Lending Corporation
Oaktree Strategic Income Corporation
333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071

JOINT PROXY STATEMENT

Virtual Joint Special Meeting of Stockholders

General

We are furnishing you this joint proxy statement in connection with the solicitation of proxies by the Boards of Directors (each, a “Board” and together, the “Boards”) of Oaktree Specialty Lending Corporation (“OCSL”) and Oaktree Strategic Income Corporation (“OCSI”, and OCSL and OCSI, each, a “Company” and together, the “Companies,” “we,” “us,” or “our”) for use at the Companies’ virtual 2019 Joint Special Meeting of Stockholders (the “Special Meeting”).

This proxy statement summarizes the information regarding the matters to be voted upon at the Special Meeting. We encourage you to vote your shares by following the instructions on the enclosed proxy card and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by signing, dating and returning the enclosed proxy card, and the Company receives them in time for the Special Meeting, the persons named as proxies will vote your shares in the manner that you specified.

As of May 6, 2019, the date for determining stockholders entitled to vote at the Special Meeting (the “Record Date”), [140,961,000] shares of OCSL common stock were outstanding and [29,467,000] shares of OCSI common stock were outstanding. If you owned shares of our common stock at the close of business on the Record Date, you are entitled to one vote for each share of common stock you owned as of that date. Each Company first mailed this proxy statement and the attached materials on or about May [_], 2019 to all stockholders entitled to vote their shares at the Special Meeting.

Although each Company is a separate business development company and stockholders of each Company will vote separately on the proposals contained herein, the Companies are soliciting votes through this joint proxy statement to reduce expenses to the Companies in connection with soliciting proxies for the Special Meeting. Each Company’s stockholders will vote separately on the proposal(s) that such Company’s stockholders are being asked to approve.

Special Meeting Information

The Special Meeting will be held on June 28, 2019 at 10:00 a.m., Pacific Time. The Special Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. To participate in the Special Meeting, visit www.virtualshareholdermeeting.com/ocsl2019sm if you are an OCSL stockholder and/or www.virtualshareholdermeeting.com/ocsi2019sm if you are an OCSI stockholder and, in each case, enter the 16-digit control number included on the enclosed proxy card or in the instructions that accompanied your proxy materials for the applicable Company. Online check-in will begin at 9:55 a.m., Pacific Time. Please allow time for online check-in procedures.

You are entitled to participate in the Special Meeting only if you are a stockholder of OCSL and/or OSCI as of the close of business on the Record Date for the Special Meeting, or if you hold a valid proxy for the Special Meeting.

Availability of Proxy and Special Meeting Materials

This joint proxy statement is also available at https://www.oaktreespecialtylending.com or https://www.oaktreestrategicincome.com.

Overview

The Board of Directors of each Company has approved and unanimously recommends that stockholders vote FOR a proposal to approve a new investment advisory agreement between the Company and Oaktree Capital Management, L.P. (the “Adviser”), that will replace the current investment advisory agreement with the Adviser and will become effective at the closing of the Merger (defined below) (“Proposal 1”). Pursuant to a merger agreement with Brookfield Asset Management Inc. and certain of its affiliates (together, “Brookfield”), Oaktree Capital Group, LLC, the parent company of each Company’s investment adviser, and its affiliates (together, “Oaktree”) has agreed to enter into a series of contemporaneous transactions pursuant to which, Brookfield will acquire a majority economic interest in Oaktree (collectively, the “Merger”). The Merger is currently expected to close during the third quarter of 2019 (the “Closing”).

Following the Closing, Brookfield will hold an approximately 62% economic interest in Oaktree’s business and Oaktree’s founders and certain other members of Oaktree’s management and employees will own the remaining 38% economic interest in Oaktree’s business. It is currently anticipated that the board of the parent company of each Company’s investment adviser will consist of ten individuals following the Closing, eight of whom are current board members of Oaktree Capital Group, LLC and two of whom will be Brookfield representatives. Oaktree will continue to operate its business under the Oaktree name and current management will continue to manage the Oaktree business. In addition, Howard Marks, the Co-Chairman of Oaktree, is expected to join Brookfield’s board of directors following the Closing. Under the terms of the agreement between Oaktree and Brookfield, Oaktree’s current management will maintain actual control of the management of Oaktree, subject to certain limited consent rights held by Brookfield, for an “Initial Period.”1

The Companies are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Notwithstanding this definition, a transaction which does not result in a change of actual control or management of an investment adviser is not deemed an “assignment” for purposes of the 1940 Act. Oaktree has informed each Company’s Board that it does not believe the consummation of the Merger would be deemed an “assignment” of the current investment advisory agreement between each Company and the Adviser (each such agreement, the “Current Investment Advisory Agreement”), although such a determination is inherently uncertain. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement for each Company automatically terminates upon its assignment. To prevent any potential disruption in Oaktree’s ability to provide services to each Company once an assignment is deemed to occur, whether as a result of the Merger or as a result of Brookfield exercising actual control over Oaktree, each Company is seeking stockholder approval of a new investment advisory agreement between each Company and the Adviser, (each such agreement, the “New Investment Advisory Agreement”). All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, each New Investment Advisory Agreement would become effective at the Closing and would remain effective following the conclusion of the Initial Period. If the Merger does not occur, the Adviser will continue to operate each Company pursuant to the Current Investment Advisory Agreement.

The Board of each Company, including all of the directors who are not “interested persons” of the Company, as defined in the 1940 Act (each, an “Independent Director”), has unanimously approved the New Investment Advisory Agreement and believes it to be in the best interests of the Company and its stockholders. The 1940 Act requires that the New Investment Advisory Agreement be approved by both a majority of a Company’s Independent Directors and “a majority of the outstanding voting securities” of the Company as defined in the 1940 Act. Each Company’s stockholders will vote separately on the applicable New Investment Advisory Agreement.

[1]	This “Initial Period” refers to the period of time beginning on the closing date of the Merger and ending no earlier than the third business day following, at Brookfield’s election, the earliest to occur of: (a) Howard Marks and Bruce Karsh collectively ceasing to beneficially own at least 42% of the equity in Oaktree’s operating entities that they beneficially owned immediately after the closing of the Merger (which amount shall be deemed to include any charitable donations they are permitted to make prior to the closing); (b) Howard Marks and Bruce Karsh both ceasing to be actively and substantially involved in the oversight of the day-to-day affairs of the business of the Oaktree operating group, in each case for a period of at least 90 consecutive days or an aggregate of 180 calendar days in any 360-day period, except as a result of incapacitation; (c) the incapacitation of both Howard Marks and Bruce Karsh and (d) the seventh anniversary of the Closing.

In addition, at the Special Meeting, the stockholders of OCSL will be asked to vote on a proposal to approve the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to OCSL, which would permit OCSL to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirements applicable to OCSL from 200% to 150% (“Proposal 2”).

Pursuant to both the Current Investment Advisory Agreement and the New Investment Advisory Agreement, upon the effectiveness of the reduced asset coverage requirements to OCSL, the base management fee payable to the Adviser will be calculated at an annual rate of 1.50% of the value of OCSL’s total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents; provided, however, the base management fee will be calculated at an annual rate of 1.00% of the value of OCSL’s total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents, that exceeds the product of (i) 200% and (ii) OCSL’s net assets. For the avoidance of doubt, the 200% will be calculated in accordance with the 1940 Act and will give effect to exemptive relief OCSL received with respect to debentures issued by a small business investment company subsidiary.

QUESTIONS AND ANSWERS

At the Joint Special Meeting of Stockholders of each Company to be held on June 28, 2019, you will have the opportunity to vote on the Proposal(s) that stockholders of such Company are being asked to approve. The following “Questions and Answers” are provided for your convenience. These questions and answers may not address all of the questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement and the documents we refer to in this proxy statement.

What am I being asked to vote on?

At the Special Meeting, stockholders of each Company are being asked to vote for the following proposal:

•	to approve the New Investment Advisory Agreement, that will replace the Current Investment Advisory Agreement and will become effective at the closing of the Merger.

Additionally, stockholders of OCSL only will also be asked to vote for the following proposal:

•	to approve the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act, to OCSL, which would permit OCSL to double the maximum amount of leverage that it is permitted to incur by reducing the asset coverage requirements applicable to OCSL from 200% to 150%.

Who is Brookfield Asset Management?

Brookfield Asset Management Inc. is a global alternative asset manager with over $350 billion in assets under management. For 120 years Brookfield has owned and operated assets on behalf of shareholders and investors with a focus on real estate, renewable power, infrastructure and private equity. Brookfield offers a range of public and private investment products and services which leverage its expertise and experience. Brookfield class A shares are co-listed on the NYSE under the symbol “BAM”, the TSX under the symbol “BAM.A” and Euronext under the symbol “BAMA.” If the Merger is consummated both Brookfield and OCG will continue to operate their respective businesses independently, with each remaining under its current brand and led by its existing management and investment teams.

Why am I being asked to vote on the New Investment Advisory Agreement?

If a specified client consent percentage (as measured by Oaktree fee revenues calculated in accordance with the Merger Agreement) object to the Merger (as determined in accordance with the Merger Agreement) (such percentage, the “Specified Percentage”) then neither party will be obligated to complete the Merger. If the stockholders of a Company do not vote to approve its New Investment Advisory Agreement, such objection will be taken into account when determining the Specified Percentage noted above. However, even if the stockholders of a Company do not approve its New Investment Advisory Agreement the Closing may still occur. See —“What are the conditions of the Merger Agreement?” below for more information.

As detailed in “Overview” above, Oaktree does not believe the consummation of the Merger would be deemed an “assignment” of the Current Investment Advisory Agreements, although such a determination is inherently uncertain. If the consummation of the Merger were determined to result in an assignment for purposes of the 1940 Act, however, then the Current Investment Advisory Agreement for each Company would automatically terminate on the date of the Closing. To prevent any potential disruption in Oaktree’s ability to provide services to each Company once an assignment is deemed to occur, whether as a result of the Merger or as a result of Brookfield exercising actual control over Oaktree, each Company is seeking stockholder approval of a new investment advisory agreement between each Company and the Adviser, (each such agreement, the “New Investment Advisory Agreement”). All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, each New Investment Advisory Agreement would become effective at the Closing and would remain effective following the conclusion of the Initial Period.

How does each Board recommend that I vote with respect to the proposal to approve the New Investment Advisory Agreement?

In evaluating the New Investment Advisory Agreement, each Board reviewed certain materials furnished separately by Oaktree and its affiliates. Each Board discussed these materials and believes the New Investment

Advisory Agreement is in the best interests of the Company and its stockholders for the reasons described later in the proxy statement. Accordingly, after careful consideration, each Board, including each of the Independent Directors, unanimously recommends that you vote “FOR” the proposal to approve the New Investment Advisory Agreement.

Have any stockholders who own 5% or more of each Company’s outstanding stock expressed a view regarding the Proposals?

Yes. Beneficial owners holding approximately [27.2]% of OCSI’s outstanding stock, including Leonard M. Tannenbaum and the Adviser, have agreed to vote in favor of Proposal 1 and beneficial owners holding approximately [17.4]% of OCSL’s outstanding stock, including Leonard M. Tannenbaum and the Adviser have agreed to vote in favor of the Proposals.

Do any of the Company’s directors or officers have an interest in the approval of the New Investment Advisory Agreement that is different from that of the Company’s stockholders generally?

As described later in this proxy statement, our directors and officers have certain conflicts of interests in connection with the vote on the New Investment Advisory Agreement.

What are the conditions of the Merger Agreement?

The obligation of the parties to complete the Merger is subject to customary closing conditions, including, without limitation: (i) the adoption of the Merger Agreement by holders of Oaktree Class A Units and Class B Units, voting together as a single class, representing a majority of the voting interests in Oaktree; (ii) the absence of any order or preliminary or permanent injunction preventing the consummation of the Merger; (iii) the expiration or termination of the applicable Hart-Scott-Rodino Antitrust Improvements Act waiting period and receipt of certain other required antitrust and other regulatory approvals, including, without limitation, from the Committee on Foreign Investment in the United States; (iv) the effectiveness of the registration statement pursuant to which the Brookfield Class A Shares to be issued as part of the share consideration will be registered; (v) approval from the New York Stock Exchange for the listing of the Brookfield Class A Shares to be issued as part of the share consideration; (vi) completion of the mandatory and optional exchanges described in Unitholder Support Agreement, dated as of March 13, 2019, as it may be amended from time to time, among Brookfield, Berlin Merger Sub, LLC, OCG, Oaktree Capital Group Holdings, L.P. (“OCGH”) and Oaktree Capital Group Holdings GP, LLC (the “Support Agreement”), pursuant to which certain limited partners of OCGH will exchange their units in OCGH for OCG Class A Units and (vii) calculated as of a date between 5-10 days prior to closing, investment advisory clients representing at least 82.5% of the aggregate annualized investment advisory, investment management, subadvisory or other similar recurring fees of all Oaktree investment advisory clients (based upon assets under management as of February 28, 2019), calculated in accordance with the Merger Agreement, will have consented to the transactions, as described in the Merger Agreement.

Each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties and (b) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications).

Will the Merger change how the Companies are managed?

No, the Merger is not expected to have any impact on each Company’s management or day-to-day operations for at least the duration of the Initial Period. Each Company’s existing directors and officers will continue to serve in their current roles and there is not expected to be any near-term change in the personnel providing services to the Companies. Each Company’s investment objective will remain unchanged as a result of the entry into the New Investment Advisory Agreement. After Closing, each Company will continue to be a business development company and its shares of common stock will continue to be listed on the Nasdaq Global Select Market and trade under their current ticker symbols, OCSL and OCSI. Stockholders in each Company will continue to own the same amount and type of shares in the same Company. OCSL’s name will continue to be Oaktree Specialty Lending Corporation and OCSI’s name will continue to be Oaktree Strategic Income Corporation.

What will happen if Proposal 1 is not approved?

If each Company’s stockholders do not approve the proposal, the Current Investment Advisory Agreement with Oaktree will remain in effect. Additionally, if the Specified Percentage objects to the Merger then neither party will be obligated to complete the Merger. If each Company’s stockholders do not vote to approve the New Investment Advisory Agreement, such objection will be taken into account when determining the Specified Percentage. If the Merger does not close for any reason, each Company will continue to operate pursuant to the Current Investment Advisory Agreement.

How will the Merger affect the service providers to each Company?

Oaktree Capital Management, L.P.

Oaktree Capital Management, L.P., a Delaware limited partnership, serves as the investment adviser to each Company.

Currently, the Adviser is an indirect, wholly owned subsidiary of Oaktree Capital Group, LLC. After Closing, the Adviser will no longer be wholly owned by Oaktree Capital Group, LLC. However, Oaktree’s current management will maintain actual control of the management of the Adviser, subject to certain limited consent rights held by Brookfield, for the Initial Period. The principal address of the Adviser is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Oaktree Administrator

Oaktree Fund Administration, LLC, a Delaware limited liability company, (the “Oaktree Administrator”), serves as the administrator to each Company. Following the Closing, the Oaktree Administrator will continue to provide administrative services to the Companies necessary for the operations of each Company, which include providing office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the Oaktree Administrator, subject to review by each Board, shall from time to time deem to be necessary or useful to perform its obligations under the administration agreement. The principal address of the Oaktree Administrator is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Will the management and incentive fees payable by each Company change under the New Investment Advisory Agreement?

No. For OCSI the base management fee under the New Investment Advisory Agreement will remain unchanged at 1.00% of gross assets and for OCSL the base management fee under the New Investment Advisory Agreement will remain unchanged at 1.50% of gross assets, provided, however, the base management fee will be calculated at an annual rate of 1.00% of the value of OCSL’s total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents, that exceeds the product of (i) 200% and (ii) OCSL’s net assets. For the avoidance of doubt, the 200% will be calculated in accordance with the 1940 Act and will give effect to exemptive relief OCSL received with respect to debentures issued by a small business investment company subsidiary. “Gross assets” includes any investments made with borrowings, but excludes any cash or cash equivalents. Additionally, the rate of the incentive fee payable on the Company’s pre-incentive fee net investment income will remain at 17.5%, and the rate at which the income-based incentive fee will be earned during the “catch up” will remain at 100%. As agreed to under the Current Investment Advisory Agreement, the capital gains-based incentive fee of 17.5% will not be charged until the fiscal year ending September 30, 2019.

Will each Company bear the costs associated with the Merger and this solicitation of proxies?

The Merger Agreement specifically provides that Oaktree and Brookfield will each bear 50% of fees and expenses incurred in connection with the consent solicitation process, including any costs associated with this solicitation of proxies, provided that OCSL will bear its own legal expenses with respect to Proposal 2 (which is unrelated to the Merger).

Who will conduct the solicitation?

In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Oaktree Administrator and its affiliates. No additional compensation will be paid to such regular employees for such services. The Oaktree Administrator has engaged Broadridge to provide certain proxy solicitation services for which it will be paid a fee of approximately $105,000 for OCSL and $45,000 for OCSI, which includes reimbursement of out-of-pocket expenses. You could be contacted by telephone on behalf of the Company of which you hold shares of common stock and be urged to vote. Broadridge will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. Oaktree and Brookfield will reimburse brokers and other persons holding the Company’s common stock in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies.

What does it mean if I receive more than one proxy card?

Some of each Company’s stockholders hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote by following the instructions in each proxy card you receive.

May I revoke my proxy?

Yes. If you are a stockholder of record of OCSL and/or OCSI, you can revoke your proxy as to either or both Companies at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Special Meeting to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (iii) participating in the virtual Special Meeting and voting online. If you hold shares of a Company’s common stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual Special Meeting does not revoke your proxy unless you also vote online at the Special Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a broker, bank, trustee or nominee and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares by following the voting instructions your broker, bank, trustee or nominee provides. If you do not provide your broker, bank, trustee or nominee with instructions on how to vote your shares, your broker, bank, trustee or nominee will not be able to vote your shares with respect to any of the proposals.

What will happen if I do not vote my shares?

Stockholders of Record. If you are the stockholder of record of your shares and you do not vote by proxy card, via telephone or the Internet or during the Special Meeting, your shares will not be voted at the Special Meeting.

Beneficial Owners. Brokers, banks, trustees and nominees have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. There are no “routine” matters being considered at the Special Meeting. If you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee or nominee who holds such shares of record with specific instructions regarding how to vote on the applicable Company’s proposal(s), your broker will not be permitted to vote your shares at the Special Meeting.

What is the vote required for each proposal?

Proposal 1. For each Company, approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of such Company. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Company present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Company. Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.

Proposal 2. The affirmative vote of a majority of OCSL’s votes cast during the Special Meeting or by proxy is required to approve Proposal 2 (i.e., the number of shares voted “for” the approval of the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to OCSL exceeds the number of votes “against” the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to OCSL). Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on Proposal 2.

How do I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Special Meeting.

Who should I call if I have any questions?

If you have any questions about the Special Meeting, voting or your ownership of the Company’s common stock, please contact: Broadridge Investor Communication Solutions, Inc. (“Broadridge”), toll-free at (888) 554-9415.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May [   ] , 2019, the beneficial ownership information of each current director of both Companies, as well as each Company’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of its common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on [140,961,000] shares of OCSL’s common stock and [29,467,000 shares of OCSI’s common stock outstanding as of May [    ], 2019.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the shares of a Company’s common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Companies believe that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The directors are divided into two groups — interested director and independent directors. The interested director is an “interested person” of each Company as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers and directors is c/o Oaktree Specialty Lending Corporation or c/o Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071.

	Number of Shares of Common Stock Owned Beneficially		Percentage of Company Common Stock Outstanding
Name (Company or Companies)	OCSL	OCSI	OCSL	OCSI
Interested Director:
John B. Frank (OCSL; OCSI)(1)(2)	53,634	57,376	*	*
Independent Directors:
Deborah Gero (OCSL; OCSI)	—	—	*	*
Craig Jacobson (OCSL; OCSI)	70,600	40,975	*	*
Richard G. Ruben (OCSL; OCSI)	30,250	30,667	*	*
Bruce Zimmerman (OCSL; OCSI)	37,000	15,250	*	*
Executive Officers:
Mel Carlisle (OCSL; OCSI)	10,000	6,000	*	*
Kimberly Larin (OCSL; OCSI)	—	—
Edgar Lee (OCSL; OCSI)	12,000	6,000	*	*
Mathew Pendo (OCSL; OCSI)	19,050	9,650	*	*
All Executive Officers and Directors as a Group(3)	232,534	165,918	*	*
5% Holders:
Springhouse Capital (Master), L.P.(4)	7,268,454	—
Leonard M. Tannenbaum(5)(6)	24,203,623	7,644,109
Oaktree Capital Management, L.P.(7)(8)	24,479,623	8,025,234
*	Represents less than 1%
(1)	Of the 53,634 shares of OCSL common stock listed as beneficially owned by John B. Frank, (i) 28,784 shares are held directly by Mr. Frank and (ii) 24,850 shares are held by a member of Mr. Frank’s family and he may be deemed to have voting and/or investment power with respect to, but he has no pecuniary interest in, such shares.
(2)	Of the 57,376 shares of OCSI common stock listed as beneficially owned by John B. Frank, (i) 11,876 shares are held directly by Mr. Frank and (ii) 45,500 shares are held by a member of Mr. Frank’s family and he may be deemed to have voting and/or investment power with respect to, but he has no pecuniary interest in, such shares.
(3)	Amount only includes Section 16(a) reporting persons of the Companies.
(4)	Based on a Schedule 13G/A filed by Springhouse Capital (Master), L.P. (the “Fund”) on February 8, 2019, Springhouse Asset Management, Ltd. (the “SH General Partner”), Springhouse Capital Management, L.P. (the “SH Manager”), Springhouse Capital Management G.P., LLC (the “SC General Partner”) and Brian Gaines may be deemed to beneficially own 7,268,454 shares of OCSL common stock held by the Fund by virtue of the SH General Partner’s position as general partner of the Fund, the SH Manager’s position as investment manager of the Fund, the SC General Partner’s position as general partner of the SH Manager and Mr. Gaines’s status as the managing member of the SH Manager and as a director of the General Partner. The principal business address for each of the Fund, the SH General Partner, the SH Manager, the SC General Partner and Mr. Gaines is 18 Burr Farms Road, Westport, Connecticut 06880.

(5)	The address for Leonard M. Tannenbaum is 777 West Putnam Avenue, 3rd Floor, Greenwich, CT 06830. As reported on the Schedule 13D/A filed by Mr. Tannenbaum on April 12, 2019 and the Form 4 filed by Mr. Tannenbaum on April 11, 2019, of the 24,203,623 shares of OCSL common stock over which Mr. Tannenbaum has shared voting and dispositive power (i) 14,306,545 Shares held by Mr. Tannenbaum directly; (ii) 1,251,952 Shares held by the Leonard M. Tannenbaum Foundation, for which Mr. Tannenbaum serves as the President; (iii) 958,779 Shares held by 777 West Putnam Avenue LLC, for which Mr. Tannenbaum holds a majority of the equity interest of the sole member, (iv) 655,850 Shares held directly by the Leonard M. Tannenbaum 2012 Trust for the benefit of certain members of Mr. Tannenbaum’s family for which Mr. Bernard D. Berman is a trustee and (v) 7,030,497 Shares directly held by Fifth Street Holdings, L.P.
(6)	As reported on the Schedule 13D/A filed by Mr. Tannenbaum on September 26, 2018 and the Form 4 filed by Mr. Tannenbaum on February 26, 2019 , of the 7,634/909 shares of OCSI common stock over which Mr. Tannenbaum has shared voting and dispositive power: (i) 5,080,543 shares of OCSI common stock are held by Mr. Tannenbaum directly; (ii) 2,308,490 shares of OCSI common stock are held by FSH; (iii) 139,367 shares of OCSI common stock are held directly by the Leonard M. Tannenbaum 2012 Trust for the benefit of certain members of Mr. Tannenbaum’s family for which Mr. Bernard D. Berman is a trustee, (iv) 95,634 shares of OCSI common stock are held by the Leonard M. Tannenbaum Foundation, for which Mr. Tannenbaum serves as the President and (v) 10,875 shares of OCSI common stock are held by Mr. Tannenbaum’s children.
(7)	The address for the Adviser is 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071. As reported on a Schedule 13D/A filed by Oaktree on November 1, 2017, a Form 4 filed by Mr. Tannenbaum on April 11, 2019 and a Form 4 filed by the Adviser on December 15, 2017, of the OCSL shares over which the Adviser has shared voting and dispositive power, (i) 276,000 shares of OCSL common stock are held by Oaktree Capital I, L.P. and (ii) the Adviser may be deemed to beneficially own 24,203,623 shares of OCSL common stock pursuant to a voting agreement by and among the Adviser, FSH, Leonard M. Tannenbaum, the Leonard M. Tannenbaum Foundation, the Tannenbaum Family 2012 Trust and 777 West Putnam Avenue LLC.
(8)	As reported on a Schedule 13D/A filed by the Adviser on October 19, 2018, a Schedule 13D/A filed by Mr. Tannenbaum on September 26, 2018 and a Form 4 filed by Mr. Tannenbaum on February 26, 2019, of the OCSI shares over which Oaktree has shared voting and dispositive power, (i) 392,000 shares of OCSI common stock are held by Oaktree Capital I, L.P. and (ii) the Adviser may be deemed to beneficially own 7,624,034 shares of OCSI common stock pursuant to a voting agreement by and among the Adviser, FSH, Leonard M. Tannenbaum, the Leonard M. Tannenbaum Foundation and the Tannenbaum Family 2012 Trust.

The following table sets forth, as of May[_], 2019, the dollar range of our equity securities that is beneficially owned by each of the current directors of each Company.

Name (Company or Companies)	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Director:	OCSL	OCSI
John B. Frank (OCSL; OCSI)	Over $100,000	Over $100,000
Independent Directors:
Deborah Gero (OCSL; OCSI)	none	none
Craig Jacobson (OCSL; OCSI)	Over $100,000	Over $100,000
Richard G. Ruben (OCSL; OCSI)	Over $100,000	Over $100,000
Bruce Zimmerman (OCSL; OCSI)	Over $100,000	Over $100,000
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	The dollar range of equity securities beneficially owned is based on the closing price per share for OCSL’s common stock of $[5.30] and for OCSI’s common stock of $[8.49] on [April 24,] 2019 on The Nasdaq Global Select Market (“Nasdaq”). The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

In addition, two of our Independent Directors, Messrs. Jacobson and Ruben, each has greater than $100,000 of investments in certain private funds managed by Oaktree and its affiliates.

PROPOSAL 1 — APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

Following the Closing, Brookfield will hold an approximately 62% economic interest in Oaktree’s business and Oaktree’s founders and certain other members of Oaktree’s management and employees will own the remaining 38% economic interest in Oaktree’s business. It is currently anticipated that the board of the parent company of our investment adviser will consist of ten individuals following the Closing, eight of whom are current board members of Oaktree Capital Group, LLC and two of whom will be Brookfield representatives. Oaktree will continue to operate its business under the Oaktree name and current management will continue to manage the Oaktree business. In addition, Howard Marks, the Co-Chairman of Oaktree, is expected to join Brookfield’s board of directors following the Closing.

The Companies are subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Notwithstanding this definition, a transaction which does not result in a change of actual control or management of an investment adviser is not deemed an “assignment” for purposes of the 1940 Act.

The transaction has been structured so that Oaktree’s current management will maintain actual control of the management of Oaktree, subject to certain limited consent rights held by Brookfield, for the Initial Period. As a result, Oaktree has informed each Company’s Board that it does not believe the consummation of the Merger would be deemed an “assignment” of the Current Investment Advisory Agreements under the 1940 Act, although such a determination is inherently uncertain. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement for each Company automatically terminates upon its assignment. To prevent any potential disruption in Oaktree’s ability to provide services to each Company once an assignment is deemed to occur, whether as a result of the Merger or as a result of Brookfield exercising actual control over Oaktree, each Company is seeking stockholder approval of a new investment advisory agreement between each Company and the Adviser, (each such agreement, the “New Investment Advisory Agreement”). All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, each New Investment Advisory Agreement would become effective at the Closing and would remain effective following the conclusion of the Initial Period.

The 1940 Act requires that a new investment advisory agreement be approved by both a majority of an investment company’s directors who are not “interested persons” and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act.

If the Merger does not occur, each Company will continue to operate pursuant to the Current Investment Advisory Agreement.

Prior to the May 3, 2019 in person meeting of the Boards, each Board was provided materials regarding both the Current Investment Advisory Agreement and the New Investment Advisory Agreement. Each Board discussed whether it would be in the best interests of the Company to approve the New Investment Advisory Agreement, to take effect in connection with the closing of the Merger. Each Board, including all of the Independent Directors, unanimously approved the New Investment Advisory Agreement and recommended that the New Investment Advisory Agreement be submitted to each Company’s stockholders for approval at the Special Meeting.

The stockholders of each Company are being asked at the Special Meeting to approve the New Investment Advisory Agreement between the Company and Oaktree for an initial term of two years. If the Company enters into the New Investment Advisory Agreement upon the closing of the Merger, the Current Investment Advisory Agreement would be terminated at such time.

Each Board believes that the approval of the New Investment Advisory Agreement is in the best interest of the Company and its stockholders and will benefit the Company. Each Company’s investment objective will remain unchanged as a result of the entry into the New Investment Advisory Agreement.

Following the completion of the Merger: (i) OCSL’s name will continue to be Oaktree Specialty Lending Corporation: (ii) OCSL will continue to be a business development company, (iii) stockholders of OCSL will still own the same amount and type of shares in the Company, (iv) the shares of common stock of OCSL will continue to be listed on the Nasdaq Global Select Market and (vi) OCSL’s ticker symbol will remain “OCSL.”

Following the completion of the Merger: (i) OCSI’s name will continue to be Oaktree Strategic Income Corporation: (ii) OCSI will continue to be a business development company, (iii) stockholders of OCSI will still own the same amount and type of shares in the Company, (iv) the shares of common stock of OCSI will continue to be listed on the Nasdaq Global Select Market and (vi) OCSI’s ticker symbol will remain “OCSI.”

If each Company and Oaktree do not enter into the New Investment Advisory Agreement, the Current Investment Advisory Agreement and the administration agreement with each Company, dated October 17, 2017 (the “Current Administration Agreement”) will remain in place, and the Company’s management will remain unchanged.

Merger Agreement

The Merger Agreement provides that Brookfield will acquire a majority economic interest in Oaktree. The obligation of the parties to complete the Merger is subject to customary closing conditions, including, without limitation (i) the adoption of the Merger Agreement by holders of Oaktree Capital Group, LLC’s Class A Units and Class B Units, voting together as a single class, representing a majority of the voting interests in Oaktree; (ii) the absence of any order or preliminary or permanent injunction preventing the consummation of the Merger; (iii) the expiration or termination of the applicable Hart-Scott-Rodino Antitrust Improvements Act waiting period and receipt of certain other required antitrust and other regulatory approvals, including, without limitation, from the Committee on Foreign Investment in the United States; (iv) the effectiveness of the registration statement pursuant to which the Brookfield Class A Shares to be issued as part of the share consideration will be registered; (v) approval from the New York Stock Exchange for the listing of the Brookfield Class A Shares to be issued as part of the share consideration; (vi) the completion of the mandatory and optional exchanges described in the Support Agreement, pursuant to which certain limited partners of OCGH will exchange their units in OCGH for Class A Units of Oaktree Capital Group, LLC and (vii) calculated as of a date between 5-10 days prior to closing, investment advisory clients representing at least 82.5% of the aggregate annualized investment advisory or similar fees of all Oaktree investment advisory clients (based upon assets under management as of February 28, 2019) calculated in accordance with the Merger Agreement, will have consented to the transactions, as described in the Merger Agreement. Each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties and (b) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications).

If a specified percentage of Oaktree’s clients (as measured by fee revenues calculated in accordance with the Merger Agreement) object to the Merger then neither party will be obligated to complete the Merger. If the Company’s stockholders do not vote to approve the New Investment Advisory Agreement, such objection will be taken into account when determining the specified consent percentage noted in (vii) above.

Each Board has been informed that Brookfield has agreed to use reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act with respect to each Company from and after the Closing, including, for the avoidance of doubt, compliance with the Section 15(f) covenant in the asset purchase agreement related to the appointment of Oaktree Capital Management, L.P. as the investment adviser to the Companies, dated as of July 13, 2017, by and among Oaktree Capital Management, L.P., Fifth Street Management LLC, Fifth Street Asset Management Inc. and Fifth Street Holdings L.P. Additionally, Oaktree has agreed to use reasonable best efforts to assure that at least seventy-five percent (75%) of the members of the Board of each Company are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of Oaktree Capital Management, L.P.

The Independent Directors of each Company do not have any interest in the Mergers. In considering the recommendation of each Board that stockholders “APPROVE” the New Investment Advisory Agreement, stockholders should be aware and take into account the fact that certain interested directors and officers of each Company have interests in the Merger that may be different from, or in addition to, the interests of stockholders generally and that may create potential conflicts of interest. These interests include, among others, the right to participate in an exchange for cash of OCGH units following the completion of the mergers, the right to acquire Brookfield’s interests in the Oaktree operating group in certain circumstances, the right to receive certain payments in respect of a tax receivable agreement and pursuant to an exchange agreement, and the right to accelerated vesting of certain equity awards in certain circumstances and rights to continuing indemnification and directors’ and officers’ liability insurance. Each Board was aware of and carefully considered these interests, among other matters, in evaluating the terms and structure of the mergers and in recommending that stockholders of each Company “APPROVE” the New Investment Advisory Agreement.

Overview of the New Investment Advisory Agreement

A copy of the form of the New Investment Advisory Agreement for each Company is attached to this joint proxy statement as Exhibit A (for OCSL) and Exhibit B (for OCSI). The following description of the material terms of the New Investment Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A. A copy of the form of the New Investment Advisory Agreement marked to show changes from the Current Investment Advisory Agreement is attached to this proxy statement as Exhibit C (for OCSL) and Exhibit D (for OCSI).

Management Services

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. If the New Investment Advisory Agreement is approved by the stockholders of each Company, upon closing of the Merger and subject to the overall supervision of each Company’s Board, Oaktree will continue to manage the day-to-day operations of the Companies and provide the Companies with investment advisory services. Under the proposed terms of the New Investment Advisory Agreement and with respect to each Company, Oaktree will continue to:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identify, evaluate and negotiate the structure of the investments we make;
•	execute, close, monitor and service the investments we make;
•	determine what securities and other assets we purchase, retain or sell;
•	perform due diligence on prospective portfolio companies; and
•	provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Oaktree’s services under the New Investment Advisory Agreement will not be exclusive and it will generally be free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

There is no proposed change in the management fees payable by either Company to Oaktree for investment advisory services under the New Investment Advisory Agreement. The Companies will continue to pay Oaktree a base management fee and an incentive fee. The cost of both the base management fee payable to Oaktree and any incentive fees earned by Oaktree will ultimately be borne by each Company’s common stockholders.

Duration and Termination

If each Company’s stockholders approve the New Investment Advisory Agreement, unless earlier terminated as described below, the New Investment Advisory Agreement will remain in effect for two years from the date of its execution and thereafter from year-to-year if approved annually by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. Like the Current Investment Advisory Agreement, the New Investment Advisory Agreement will automatically terminate in the event of its assignment. The New Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. The New Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The New Investment Advisory Agreement, like the Current Investment Advisory Agreement, provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, Oaktree and its officers, managers, partners, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Oaktree’s services under the New Investment Advisory Agreement or otherwise as our investment adviser.

Administrative Services

The Oaktree Administrator will continue to provide administrative services to the Companies necessary for the operations of each Company, which include providing office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the Oaktree Administrator, subject to review by each Board, shall from time to time deem to be necessary or useful to perform its obligations under the Current Administration Agreement. The Oaktree Administrator may, on behalf of either Company, conduct relations and negotiate agreements with custodians, trustees, depositories, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Oaktree Administrator may also continue to offer to provide, on each Company’s behalf, managerial assistance to such Company’s portfolio companies.

Information about Executive Officers and Leadership

Upon the closing of the Merger, both Brookfield and Oaktree will continue to operate their respective businesses independently, with each remaining under its current brand and led by its existing management and investment teams. Howard Marks will continue as Co-Chairman of Oaktree, Bruce Karsh as Co-Chairman and Chief Investment Officer, and Jay Wintrob as Chief Executive Officer. Howard Marks and Bruce Karsh will continue to have operating control of Oaktree as an independent entity for the foreseeable future. In addition, Howard Marks will join Brookfield’s board of directors. There are no anticipated changes to fund-level governance, investment committees or investment teams.

Board Approval of the New Investment Advisory Agreements

Each Board met in person with Oaktree to consider the applicable New Investment Advisory Agreement on May 3, 2019. At the in-person meeting of each Board held on May 3, 2019, each Board, including all of the Independent Directors, unanimously approved the applicable New Investment Advisory Agreement. The Independent Directors met separately with independent counsel in connection with their review of the New Investment Advisory Agreement and the Merger. In reaching its decision to approve the New Investment Advisory Agreement, each Board, including all of the Independent Directors, reviewed a significant amount of information, which had been furnished by Oaktree at the request of independent counsel, on behalf of the Independent Directors. In reaching a decision to approve the New Investment Advisory Agreement, each Board considered, among other things:

•	the nature, extent and quality of services to be performed by Oaktree;
•	the investment performance of the Company and other funds managed by Oaktree with a similar investment objective to such Company;
•	the expected costs of services to be provided and the anticipated profits to be realized by Oaktree and its affiliates from their relationship with the Company;
•	the possible economies of scale that would be realized due to the Company’s growth;
•	whether fee levels reflect such economies of scale for the benefit of investors;
•	comparisons of services to be rendered to and fees to be paid by the Company with the services provided by and the fees paid to other investment advisers and the services provided to and the fees paid by other Oaktree clients; and
•	whether consummation of the Merger would have any impact on the above considerations.

Each Board also noted that the New Investment Advisory Agreement would retain the existing fee structure under the applicable Current Investment Advisory Agreement and that no terms would change in the New Investment Advisory Agreements other than the date.

Nature, Extent and Quality of Services to be Provided

Each Board considered Oaktree’s specific responsibilities in all aspects of day-to-day investment management of the Companies, noting that the services to be provided under the New Investment Advisory Agreement are identical to those services provided by Oaktree under the Current Investment Advisory Agreement. Each Board also noted Oaktree’s representations that the consummation of the Merger is not expected to have any impact on Oaktree’s day-to-day operations or the services it provides to the Companies.

In considering the nature, extent and quality of the investment management services to be provided by Oaktree, the Boards noted that it had previously reviewed the written responses of Oaktree to initial and supplemental inquiries from independent counsel on behalf of the Independent Directors, which included, among other things, information about the background and experience of its management and investment professionals.

The Boards noted that Oaktree is a global alternative asset manager with more than $119 billion of assets under management as of December 31, 2018, including more than $66 billion invested in credit-oriented investment strategies. They further discussed the scale of Oaktree’s operations, noting that as of December 31, 2018 Oaktree had more than 300 investment professionals and offices located in 18 cities across 13 countries. The Boards also noted Oaktree’s 20-plus years of experience in managing credit strategies, and its general client base, including 73 of the 100 largest pension funds, 38 state retirement plans in the U.S., more than 400 corporations, over 340 university, charitable and other endowments and foundations, over 15 sovereign wealth funds and over 350 other non-U.S. institutional investors. The Boards noted that the investment teams of Oaktree would not be combined with Brookfield as a result of the Merger, and that there were no expected plans to alter the composition of the Oaktree investment team as a result of the Merger.

The Boards noted that, since 2005, Oaktree’s credit strategies have invested approximately $12 billion across 250 directly originated loans. The Boards discussed the Oaktree team’s significant experience in private credit and direct lending. The Boards discussed Oaktree’s approach to direct lending, including the focus on proprietary opportunities, high quality portfolio companies and a rigorous approach to due diligence and structuring, as well as the investment process followed by Oaktree’s Strategic Credit team. Each Board also discussed the experience of the key personnel of Oaktree, including the individuals who serve as executive officers for each Company. They noted that the Strategic Credit team consists of 24 investment professional, led by Edgar Lee, with more than 250 years’ of combined investment experience, and that the Strategic Credit team had more than doubled its headcount since Oaktree became the investment adviser to the Companies in October 2017, which contributed to the progress Oaktree has made in improving each Company’s portfolio. They also observed that the Strategic Credit team has access to nearly 300 other investment professionals across Oaktree, and approximately 700 operational support professionals. Each Board further discussed the experience and credentials of the team, noting the diverse array of backgrounds among team members, including former investment bankers, corporate/restructuring/finance lawyers, a doctor, private equity investors and management consultants. The Boards also noted Oaktree’s robust legal and compliance platform and dedicated resources within the Strategic Credit team, and that the legal and compliance platform and resources were not contemplated to be combined with Brookfield as a result of the Merger.

The Boards also considered other investment management services provided to each Company, such as monitoring adherence to the Company’s investment restrictions and monitoring compliance with various Company policies and procedures and with applicable securities laws and regulations. The Boards discussed Oaktree’s cyber security programs and those of its service providers. Based on the factors above, as well as those discussed below, each Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Company by Oaktree, which would continue under the New Investment Advisory Agreement.

Investment Performance

The Boards discussed the investment performance of each Company compared to a peer group of comparable business development companies (“BDCs”). The Boards noted that, for the one-year period ended December 31, 2018, OCSL’s net investment income per share trailed the median of its peer group but its net asset value per share had increased significantly more than the median of its peer group. The Boards noted that, for the one-year period ended December 31, 2018, OCSI’s net investment income per share and was below the median for its peer group, and its net asset value per share had decreased more than the median of its peer group. The Boards noted that Oaktree had assumed management of the Companies on October 17, 2017, and that Oaktree was still in the process of transitioning each Company’s portfolio out of legacy positions of the Companies’ prior investment adviser. In that regard, the Board noted improvements in the credit quality of each Company’s portfolio and value that Oaktree had been able to realize for each Company in disposing of legacy positions. The Board also discussed that each Company’s stock was trading at a lower discount to net asset value than at the time Oaktree became the investment adviser. Each Board determined that it was satisfied with each Company’s performance since Oaktree became its investment adviser.

Comparison of the Management Fee and Expense Ratio to Other Business Development Companies

Each Board reviewed and considered comparative data with respect to the expense ratios and the amount and structure of the expenses paid by each Company’s peer group. The Boards noted that the current fee structures under each Current Investment Advisory Agreement would remain in place, with OCSL’s base management fee being the same as the median for its peer group and OCSI’s base management fee being lower than the median of base management fees charged by its peer group. The Board of OCSL also noted that, upon the effectiveness of the 150% asset coverage requirement provided in Section 61(a)(2) of the 1940 Act, the base management fee for OCSL will be calculated at an annual rate of 1.00% of the value of OCSL’s total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents, that exceeds the product of (i) 200% (calculated in accordance with the 1940 Act and giving effect to exemptive relief OCSL received with respect to debentures issued by a small business investment company subsidiary) and (ii) OCSL’s net assets.

The Boards then noted that the 17.5% rate on both components of the incentive fee for each Company was below the median for its peer group.

The Boards also noted that the hurdle rate for each Company is lower than the peer group median and would remain unchanged from the Current Investment Advisory Agreement. The Boards also took into account the extent to which the hurdle was consistent with the intention of each Company to reposition its portfolio into lower-risk investments. Noting that the broader middle market has experienced yield compression, the Boards are of the view that the hurdle rate remains appropriate for the current low interest rate environment and that it may allow for a more stable net asset value for the Companies and return on equity for each Company’s stockholders over the long-term.

The Boards also noted the current fee structures for Oaktree’s other accounts and funds with strategies that most closely resemble each Company’s present investment strategy. The Boards noted that Oaktree managed a private BDC, Oaktree Strategic Income II, Inc., which follows a strategy similar to OCSI and has a similar fee structure. The Boards took into account the various factors that contributed to the differences in fees charged to Oaktree’s clients, including the extensive regulatory overlay associated with the Companies that may not apply to other clients.

The Boards discussed the administration agreement in place for each Company, noting that an affiliate of Oaktree was entitled to be reimbursed for each Company’s allocable portion of overhead and other expenses incurred by the administrator in providing services to the Company, including the allocable portion of the rent of a Company’s principal executive offices and the costs of compensation and related expenses of the chief financial officer, chief compliance officer, their staffs and other non-investment personnel who perform duties for the Company. The Boards noted that the administrator was reimbursed at cost, with no profit, for such expenses and that Oaktree had a robust infrastructure to allocate expenses to clients, including the Companies.

The Boards also took into account that Oaktree previously entered into a two-year contractual fee waiver with each Company, expiring in October 2019, to waive, to the extent necessary, any management or incentive fees under the New Investment Advisory Agreement that exceed what would have been paid in the aggregate under the Companies’ prior investment advisory agreements with Fifth Street Management. Based on the information reviewed and the considerations detailed above, each Board, including the Independent Directors, concluded that the fee and expense structure is fair and reasonable in relation to the services provided by Oaktree, which would continue under the New Investment Advisory Agreement.

Profitability of the Investment Advisory Agreements to Oaktree

The Boards considered the profitability of Oaktree’s relationship with each Company. The Boards discussed Oaktree’s expenses related to fulfilling its obligations pursuant to the Current Investment Advisory Agreements and noted that such expenses were not expected to change under the New Investment Advisory Agreements. Each Board determined that Oaktree’s profitability with respect to each Company was reasonable in relation to the services provided.

Economies of Scale

Each Board considered whether Oaktree had experienced economies of scale in connection with its management of a Company, and whether it was likely to experience economies of scale in the future. The Boards noted that Oaktree had experienced modest economies of scale related to sharing certain fixed costs across a larger asset base within the Strategic Credit team, but that such economies of scale were not material and were not expected to increase in the future. The Boards noted that the fee structure under the New Investment Advisory Agreements would be the same as under the Current Investment Advisory Agreements, and that they would have the opportunity to receive updates in the future regarding any economies of scale realized by Oaktree from its management of the Companies.

The Merger

The Boards also received substantial information about Brookfield, including information about its business and resources, The Boards were satisfied that the Merger would not result in any adverse consequences for the Companies. In that regard, the Boards noted representations from Oaktree and Brookfield that the consummation of the Merger was not expected to result in any changes to the services Oaktree provides to the Companies, or the personnel providing those services.

Conclusions

No single factor was determinative of the decision of each Board, including all of the Independent Directors, to approve the New Investment Advisory Agreement and individual directors may have weighed certain factors differently. Throughout the process, the Independent Directors were advised by independent counsel. Following this process, each Board, including all of the Independent Directors, unanimously voted to approve the New Investment Advisory Agreement subject to stockholder approval.

EACH BOARD, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 2 — APPROVAL OF APPLICATION OF REDUCED
ASSET COVERAGE REQUIREMENTS TO OCSL

Background and 1940 Act Requirements

OCSL is a closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains asset coverage requirements which limit the ability of BDCs to incur leverage. Historically, BDCs were generally only allowed to borrow amounts by issuing debt securities or preferred stock (collectively referred to as “senior securities”) if the BDC’s asset coverage, as defined in the 1940 Act, equaled at least 200% after such borrowing. For purposes of the 1940 Act, “asset coverage” means the ratio of (1) the total assets of a BDC, less all liabilities and indebtedness not represented by senior securities, to (2) the aggregate amount of senior securities representing indebtedness (plus, in the case of senior securities represented by preferred stock, the aggregate involuntary liquidation preference of such preferred stock).

On March 23, 2018, the Small Business Credit Availability Act (the “SBCAA”) was enacted into law. The SBCAA, among other things, amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) that reduces the asset coverage requirements applicable to BDCs from 200% to 150%, which permits a BDC to double the maximum amount of leverage that it is permitted to incur, so long as the BDC meets certain disclosure requirements and obtains certain approvals. The reduced asset coverage requirements would permit a BDC to have a debt to equity ratio of a maximum of 2x (i.e. $2 of debt outstanding for each $1 of equity) as compared to a maximum of 1x (i.e. $1 of debt outstanding for each $1 of equity) under the 200% asset coverage requirement. Effectiveness of the reduced asset coverage requirement to a BDC requires approval by either (1) a “required majority,” as defined in Section 57(o) of the 1940 Act, of such BDC’s board of directors with effectiveness one year after the date of such approval or (2) a majority of votes cast at a special or annual meeting of such BDC’s stockholders at which a quorum is present, which can be effective as soon as the day after such stockholder approval.

At a meeting of the OCSL Board held on February 1, 2019, the OCSL Board, including a “required majority” of OCSL’s directors, as defined in Section 57(o) of the 1940 Act, approved the application of the reduced asset coverage requirement in Section 61(a)(2) of the 1940 Act, which, when effective, will have the effect of permitting OCSL to incur double the maximum amount of leverage that it is currently permitted to incur, as being in the best interests of OCSL and its stockholders, and, as a result, and subject to certain additional disclosure requirements as described below and provided such approval is not later rescinded, the reduced asset coverage requirements will apply to OCSL effective as of February 1, 2020 (unless Proposal 2 is approved by OCSL’s stockholders at the Special Meeting, in which case the reduced asset coverage requirements will apply, and OCSL can incur additional leverage, effective the first day after such approval).

In addition, the OCSL Board subsequently determined that it is advisable and in the best interests of OCSL and its stockholders that the reduced asset coverage requirements for senior securities in Section 61(a)(2) of the 1940 Act apply to OCSL as soon as practicable. Therefore, the OCSL Board has decided to seek approval from OCSL’s stockholders at the Special Meeting of Proposal 2 in order to potentially accelerate the effectiveness of the reduced asset coverage requirement. If Proposal 2 is approved by OCSL’s stockholders at the Special Meeting, the asset coverage required for OCSL’s senior securities will be 150% rather than 200% and OCSL will be permitted to incur double the maximum amount of leverage that it is currently permitted to incur commencing on the first day after such approval. If Proposal 2 is not approved by OCSL’s stockholders, OCSL currently intends to continue to operate within the 200% asset coverage requirements in accordance with its current investment strategy until February 1, 2020, provided the approval from OCSL’s Board is not rescinded prior thereto.

Recommendation and Rationale

The OCSL Board has approved and unanimously recommended that OCSL’s stockholders vote in favor of Proposal 2 and the application of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act to OCSL, which would permit OCSL to incur double the maximum amount of leverage that it is currently permitted to incur. In reaching its decision to recommend Proposal 2, the OCSL Board, including all of the Independent Directors, considered, among other things, the following factors related to Proposal 2:

•	the additional flexibility to manage OCSL’s capital to take advantage of attractive investment opportunities and flexibility to delay potential equity capital raises until times when the trading price of OCSL’s common stock exceeds net asset value per share;

•	OCSL’s investment strategy and focus on first and second lien senior secured loans;
•	the ability to broaden OCSL’s portfolio;
•	the potential impact (both positive and negative) on net investment income, return to stockholders and net asset value;
•	the additional flexibility to make distributions required to maintain OCSL’s tax status as a regulated investment company without violating the 1940 Act; and
•	the impact on fees payable by OCSL to the Adviser.

OCSL stockholders should also consider the effects that increased leverage could have on OCSL, including the following:

•	additional leverage may increase OCSL’s exposure to risks associated with changes in interest rates;
•	additional leverage could increase the risk in investing in OCSL;
•	OCSL will need to redeem or amend its 5.875% senior notes due 2024 and further refinance its senior secured credit facility, which requires a minimum asset coverage of not less than the greater of 165% and the statutory test applicable to OCSL, in order to incur the maximum amount of leverage permitted by the 150% asset coverage requirements; and
•	because the base management fee payable to the Adviser is based on total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents, the Adviser may benefit when OCSL incurs additional leverage.

Flexibility to manage OCSL’s capital to take advantage of attractive investment opportunities and flexibility to delay potential equity capital raises until times when the trading price of OCSL’s common stock exceeds net asset value per share

OCSL intends to deploy capital across credit and economic cycles with a focus on long-term results, and OCSL believes that attractive investment opportunities will present themselves at all points of the cycle. However, OCSL cannot predict when attractive opportunities may arise and such opportunities may arise at a time when it may be disadvantageous or OCSL is unable to raise additional equity due to the 1940 Act limitations on the issuances of common stock at prices below net asset value per share absent stockholder approval (which OCSL does not currently have). The OCSL Board noted that if OCSL is not able to access additional capital when attractive investment opportunities arise, including because the trading price of OCSL’s common stock is less than the then-current net asset value per share, or such equity capital is accessible on terms that OCSL does not believe to be optimal, its ability to grow over time and to continue to pay distributions to its stockholders could be adversely affected. Based on OCSL’s balance sheet as of March 31, 2019, reducing the asset coverage requirements applicable to OCSL from 200% to 150% would permit OCSL to borrow up to approximately $[ ] million in additional capital. The ability to access this additional capital would provide flexibility to pursue attractive investment opportunities as they arise and to delay potential equity capital raises until times when the trading price of OCSL’s common stock exceeds net asset value per share (or not require equity capital raises). Furthermore, the OCSL Board discussed that the indenture governing OCSL’s 5.875% senior notes due 2024 (which are redeemable at any time at OCSL’s option) contains a covenant prohibiting OCSL from paying distributions on OCSL’s capital stock if its asset coverage is less than 200% and OCSL’s senior secured credit facility with ING Capital LLC as administrative agent has a covenant requiring a minimum asset coverage of at least 165%. The OCSL Board also considered that there could be no assurance that OCSL would be able to obtain additional leverage from lenders on favorable terms, or at all.

Investment strategy and focus on senior secured loans

The OCSL Board noted that OCSL has primarily invested in senior secured loans since the Adviser has served as investment adviser and expects that OCSL’s portfolio will include primarily first and second lien senior secured financings. As of March 31, 2019, [ ]% of OCSL’s portfolio at fair value consisted of senior secured debt investments that bore interest at floating rates and that are secured by first or second priority liens on the assets of the portfolio companies. A portfolio primarily comprised of these types of investments is well-positioned to incur additional leverage in excess of the 200% asset coverage requirements. As noted below, additional leverage would magnify increases to OSCL’s income, if any, which could cause OCSL’s net income to exceed the quarterly hurdle rate for the incentive fee OCSL pays to the Adviser with comparatively lower absolute returns on OCSL’s investments.

The OCSL Board further noted that the increase in total assets available for investment as a result of incurring additional leverage would increase the assets available for investment in assets considered “non-qualifying assets” for purposes of Section 55 of the 1940 Act, including larger capitalization public companies.

Ability to broaden OCSL’s portfolio

The OCSL Board noted that, as of March 31, 2019, OCSL is invested in the securities of [ ] portfolio companies across [ ] industries with an average investment size of $[ ] million. The ability to access additional capital through reducing the asset coverage requirements applicable to OCSL will allow OCSL to make larger loans to new and existing portfolio companies with no corresponding loss of diversification of the current portfolio (whether by number of portfolio companies or industries to which OCSL has investment exposure). In addition, making larger loans would allow OCSL to better leverage the Oaktree platform, which has a demonstrated capacity to invest in large deals and to solely underwrite transactions. The OCSL Board further noted that investing in larger loans would allow the Adviser’s investment professionals to concentrate their efforts on portfolio management across a smaller number of investments, allowing the team to more proactively manage risk and take preemptive action to resolve potential problems where possible.

Potential impact on net investment income, return to stockholders and net asset value

The OCSL Board considered the impact of additional leverage on OCSL’s net investment income, noting that additional leverage could increase net investment income. However, the OCSL Board also discussed that additional leverage, conversely, could cause OCSL’s net investment income to decline more sharply if OCSL’s portfolio had more non-performing assets than it otherwise would have if OCSL did not employ such additional leverage, if spreads were to further tighten and interest rates paid by OCSL increased. In addition, any additional leverage incurred by OCSL would increase its expenses, including interest expense and dividends on any debt and preferred stock, respectively, that OCSL may issue, as well as potential fees and costs related to amendments to existing credit facilities or entering into new credit facilities. Increased expenses when combined with any decrease in OCSL’s income would cause net income to decline more sharply than it would have had OCSL not incurred additional leverage, which could negatively affect OCSL’s ability to make common stock distributions or debt payments.

The following table illustrates the effect of leverage on returns from an investment in OCSL’s common stock assuming that OCSL employs the asset coverage in effect as of March 31, 2019 and hypothetical asset coverage of both 200% and 150% in each case at various annual returns on OCSL’s portfolio as of March 31, 2019, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Portfolio (Net of Expenses)	-10%		-5%		0%		5%		10%
Corresponding net return to common stockholder assuming actual asset coverage as of March 31, 2019 ([ ]% asset coverage)(1)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Corresponding return to common stockholder assuming 200% asset coverage(2)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
Corresponding return to common stockholder assuming 150% asset coverage(3)	[ ]	%	[ ]	%	[ ]	%	[ ]	%	[ ]	%
(1)	For purposes of this table, this line has assumed $[ ] billion in total assets (less all liabilities and indebtedness not represented by senior securities), $[ ] million in debt outstanding, $[ ] million in net assets as of March 31, 2019, and a weighted average interest rate of [ ]% as of March 31, 2019 (exclusive of deferred financing costs). Actual interest payments may be different.
(2)	For purposes of this table, this line has assumed $[ ] billion in total assets (less all liabilities and indebtedness not represented by senior securities), $[ ] million in debt outstanding, $[ ] million in net assets as of March 31, 2019, and a weighted average interest rate of [ ]% as of March 31, 2019 (exclusive of deferred financing costs). Actual interest payments may be different.
(3)	For purposes of this table, this line has assumed $[ ] billion in total assets (less all liabilities and indebtedness not represented by senior securities), $[ ] billion in debt outstanding, $[ ] million in net assets as of March 31, 2019, and a weighted average interest rate of [ ]% as of March 31, 2019 (exclusive of deferred financing costs). Actual interest payments may be different.

Assuming OCSL has 150% asset coverage on total assets of $[   ] billion (less all liabilities and indebtedness not represented by senior securities), $[   ] billion in debt outstanding, $[   ] million in net assets as of March 31, 2019, and a weighted average interest rate of [   ]% as of March 31, 2019 (exclusive of deferred financing costs), OCSL would be required to achieve annual returns on such total assets of at least [   ]% in order to cover the hypothetical annual interest payments on such assumed indebtedness. Actual interest payments may be different.

The OCSL Board also discussed the potential impact that the incurrence of additional leverage may have on OCSL’s net asset value. If the value of OCSL’s assets increases, additional leverage could cause net asset value to increase more rapidly than it otherwise would have if OCSL did not employ such additional leverage. Conversely, if the fair value of OCSL’s investments were to decrease, then OCSL’s net asset value would decrease more rapidly than it would have in the absence of the utilization of such additional leverage.

Additional flexibility to make distributions required to maintain OCSL’s tax status as a regulated investment company without violating the 1940 Act

The 1940 Act currently prohibits OCSL from declaring any dividend or other distribution to holders of any class of capital stock, in the case of debt securities, or common stock, in the case of preferred stock, unless the asset coverage with respect to senior securities is at least 200%. By lowering the asset coverage requirements to 150%, OCSL will have additional flexibility, subject to compliance with the covenants under any debt facilities, to pay distributions to its stockholders in order to be eligible for the tax benefits available to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. This additional flexibility may be helpful in circumstances where the value of OCSL’s assets, and thus OCSL’s asset coverage, declines, but the level of OCSL’s net investment income remains relatively constant and, as a result, OCSL continues to have cash available to make any necessary distributions to stockholders. If OCSL were to fail to make required distributions and no longer qualify as a RIC, OCSL would become subject to corporate-level U.S. federal income tax.

Impact on fees payable by OCSL to the Adviser

The base management fee payable to the Adviser pursuant to both the Current Investment Advisory Agreement and the New Investment Advisory Agreement is 1.50% of the value of OCSL’s total gross assets, including any investment made with borrowings, but excluding cash and cash equivalents; provided, however, the base management fee will be calculated at an annual rate of 1.00% of the value of OCSL’s total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents, that exceeds the product of (i) 200% (calculated in accordance with the 1940 Act and giving effect to exemptive relief OCSL received with respect to debentures issued by a small business investment company subsidiary) and (ii) OCSL’s net assets. The OCSL Board considered that incurring additional leverage will increase the management fee payable to the Adviser irrespective of the return on the incremental assets and also noted that sourcing additional investment opportunities to deploy any additional capital will require additional time and effort on the part of the Adviser and its investment personnel. The OCSL Board also noted that a lower base management fee will be paid on any incremental leverage incurred in excess of the amount permitted by the current 200% asset coverage requirements.

As noted above, additional leverage will magnify any positive returns on OCSL’s investment portfolio, which would cause OCSL’s income to possibly exceed the hurdle rate on the incentive fee payable to the Adviser pursuant to both the Current Investment Advisory Agreement and the New Investment Advisory Agreement at a lower return on OCSL’s investments. Thus, if OCSL incurs additional leverage, additional incentive fees may be payable to the Adviser under the Current Investment Advisory Agreement or the New Investment Advisory Agreement, as applicable, without any corresponding increase (and potentially with a decrease) in OCSL’s performance. The OCSL Board also noted that the incentive fee payable by OCSL to the Adviser may create an incentive for it to make investments on OCSL’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns.

The following table is intended to assist stockholders in understanding the estimated annual expenses that an investor in OCSL’s common stock would bear, directly or indirectly, assuming that OCSL employs (1) the asset coverage ratio in effect as of March 31, 2019, (2) hypothetical asset coverage of 200% as of March 31, 2019 and (3) hypothetical asset coverage of 150% as of March 31, 2019. OCSL cautions that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of OCSL’s future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, stockholders will indirectly bear these fees and expenses.

Estimated annual expenses (as a percentage of net assets attributable to common stock):	Actual asset coverage as of March 31, 2019 ([ ]%)(1)		200% asset coverage(2)		150% asset coverage(3)
Management fees(4)(5)	[ ]	%	[ ]	%	[ ]	%
Incentive fees (17.5%)(5)(6)	[ ]	%	[ ]	%	[ ]	%
Interest payments on borrowed funds (including other costs of servicing and offering debt securities(7)	[ ]	%	[ ]	%	[ ]	%
Other expenses(8)	[ ]	%	[ ]	%	[ ]	%
Total annual expenses(9)	[ ]	%	[ ]	%	[ ]	%
(1)	For purposes of this table, except as described in footnotes 7 and 8 below, expenses for the “Actual asset coverage as of March 31, 2019 ([ ]%)” column are based on actual expenses incurred for the three months ended March 31, 2019, annualized for a full year. For illustrative purposes, however, the incentive fees in this column assume (1) there are no capital gains based incentive fees as none were payable as of March 31, 2019 per the terms of the Current Investment Advisory Agreement and (2) no amounts were waived by the Adviser pursuant to the fee waiver described below in note 5.
(2)	For purposes of this table, except as described in footnotes 7 and 8 below, expenses for the “200% asset coverage” column is based on hypothetical expenses for the three months ended March 31, 2019, which assume a hypothetical asset coverage ratio of 200%, the maximum amount of borrowings that currently could be incurred by OCSL, annualized for a full year. This information is not a representation of the amount of borrowings that OCSL intends to incur or that would be available to be incurred.
(3)	For purposes of this table, except as described in footnotes 7 and 8 below, expenses for the “150% asset coverage” column are based on hypothetical expenses for the three months ended March 31, 2019, which assume a hypothetical asset coverage ratio of 150%, the maximum amount of borrowings that could be incurred by OCSL upon effectiveness of the 150% asset coverage requirements to OCSL, annualized for a full year. This information is not a representation of the amount of borrowings that OCSL intends to incur or that would be available to be incurred.
(4)	Under each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement, the base management fee is calculated at an annual rate of 1.50% of the average value of OCSL’s total gross assets at the end of the two most recently completed quarters, including any investment made with borrowings, but excluding cash and cash equivalents; provided, however, the base management fee will be calculated at an annual rate of 1.00% of the value of OCSL’s total gross assets, including any investments made with borrowings, but excluding cash and cash equivalents, that exceeds the product of (i) 200% (calculated in accordance with the 1940 Act and giving effect to exemptive relief OCSL received with respect to debentures issued by a small business investment company subsidiary) and (ii) OCSL’s net assets. For illustrative purposes, however, the table above has calculated base management fees based on the total gross assets (actual and hypothetical) as of March 31, 2019. For purposes of the “Actual asset coverage as of March 31, 2019 ([ ]%)” column, the table above has assumed $[ ] billion of total gross assets (excluding cash and cash equivalents), which was the actual amount of OCSL’s total gross assets as of March 31, 2019. For purposes of the “200% asset coverage” column, the table above has assumed $[ ] billion in total gross assets (excluding cash and cash equivalents) solely as a result of additional leverage to 200% asset coverage, none of which is invested in cash or cash equivalents. For purposes of the “150% asset coverage” column, the table above has assumed $[ ] billion in total gross assets (excluding cash and cash equivalents), solely as a result of additional leverage to 150% asset coverage, none of which is invested in cash or cash equivalents.
(5)	For the two-year period commencing on October 17, 2017, the Adviser agreed to waive, to the extent necessary, any management or incentive fees payable to the Adviser that exceed what would have been paid to OCSL’s former investment adviser in the aggregate under OCSL’s former investment advisory agreement. For illustrative purposes, however, the table above assumes that no management or incentive fees payable to the Adviser were waived by the Adviser pursuant to this waiver.

In addition, the table above assumes no capital gains-based incentive fees as none were payable as of March 31, 2019 per the terms of the Current Investment Advisory Agreement.

(6)	For purposes of the “200% asset coverage” column, the table above has assumed $[ ] billion in total gross assets (including cash and cash equivalents, which, for illustrative purposes, are assumed to be equal to actual amounts as of March 31, 2019), $[ ] million in debt outstanding, $[ ] million in net assets as of March 31, 2019, interest expense based on a weighted average interest rate of [ ]% as of March 31, 2019, and interest income calculated by applying the ratio of “total investment income” for the three months ended March 31, 2019 to the “total investments at fair value” as of March 31, 2019 to the hypothetical total gross assets (excluding cash and cash equivalents, which are assumed to produce no interest income).

For purposes of the “150% asset coverage” column, the table above has assumed $[   ] billion in total gross assets (including cash and cash equivalents, which, for illustrative purposes, are assumed to be equal to actual amounts as of March 31, 2019), $[   ] billion in debt outstanding, $[   ] million in net assets as of March 31, 2019, interest expense based on a weighted average interest rate of [   ]% as of March 31, 2019, and interest income calculated by applying the ratio of “total investment income” for the three months ended March 31, 2019 to the “total investments at fair value” as of March 31, 2019 to the hypothetical total gross assets (excluding cash and cash equivalents, which are assumed to produce no interest income).

(7)	For purposes of all columns in this row, “Interest payments on borrowed funds” is calculated as the weighted average interest rate in effect as of March 31, 2019 multiplied by the actual or assumed debt outstanding as of March 31, 2019 for such column. As of March 31, 2019, OCSL’s borrowings bore interest at a weighted average interest rate of [ ]% (exclusive of deferred financing costs), including borrowings under (a) the senior secured revolving credit facility with the lenders referred to therein, ING Capital LLC, as administrative agent, ING Capital LLC, JPMorgan Chase Bank, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as joint lead arrangers and joint bookrunners, and JP Morgan Chase Bank, N.A. and Bank of America, N.A., as syndication agents, that bore interest at a rate of [ ]% as of March 31, 2019, (b) OCSL’s 4.875% unsecured notes due 2019 (which were repaid in full on March 1, 2019), (c) OCSL’s 5.875% unsecured notes due 2024, (d) OCSL’s 6.125% unsecured notes due 2028 and (e) OCSL’s secured borrowings. For purposes of the “200% asset coverage” column and the “150% asset coverage” column, the table above assumes total debt outstanding of $[ ] million and $[ ] billion, respectively, (the maximum amount of borrowings that could be incurred by OCSL under the 200% asset coverage requirement and the proposed 150% asset coverage requirement).
(8)	For purposes of all columns in this row, “Other Expenses” are based on estimated amounts for the current fiscal year. These expenses include certain overhead expenses allocated to OCSL under the Investment Advisory Agreement, including travel expenses incurred by the Adviser’s personnel in connection with investigating and monitoring OCSL’s investments, such as investment due diligence.
(9)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders because OCSL’s common stockholders bear all of OCSL’s fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in OCSL’s common stock, assuming (1) actual asset coverage ([   ]%) as of March 31, 2019, (2) hypothetical asset coverage of 200% and (3) hypothetical asset coverage of 150%, and in each case, assuming that OCSL holds no cash or liabilities other than debt. In calculating the following expenses, OCSL has assumed that its annual operating expenses remain at the levels set forth in the table above for the respective asset coverage ratio, except for the incentive fee on income payable under the Current Investment Advisory Agreement or New Investment Advisory Agreement, as applicable. The example does not include any sales load or offering expenses.

An investor would pay the following expenses on a $1,000 investment in OCSL’s common stock:	1 Year		3 Years		5 Years		10 Years
Based on Actual Asset Coverage as of March 31, 2019 ([ ]%)
Assuming a 5% annual return (assumes no return from net realized capital gains)	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Assuming a 5% annual return (assumes return entirely from net realized capital gains)	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Based on 200% Asset Coverage
Assuming a 5% annual return (assumes no return from net realized capital gains)	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Assuming a 5% annual return (assumes return entirely from net realized capital gains)	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Based on 150% Asset Coverage
Assuming a 5% annual return (assumes no return from net realized capital gains)	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Assuming a 5% annual return (assumes return entirely from net realized capital gains)	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The example and the expenses in the tables above should not be considered a representation of OCSL’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, OCSL’s performance will vary and may result in a return greater or less than 5%. The incentive fee on income under each of the Current Investment Advisory Agreement and the New Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If OCSL achieves sufficient returns on its investments, including through the realization of capital gains, to trigger a greater incentive fee, OCSL’s expenses, and returns to investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in OCSL’s dividend reinvestment plan will receive a number of shares of its common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of OCSL’s common stock and (b) 95% of the market price per share of OCSL’s common stock at the close of trading on the payment date fixed by the OCSL Board in the event that it uses newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value.

Other Considerations

The OCSL Board also noted that holders of any senior securities, including any additional senior securities that OCSL may be able to issue as a result of the reduced asset coverage requirements, will have fixed-dollar claims on OCSL’s assets that are superior to the claims of its stockholders. In the case of a liquidation event, holders of these senior securities would receive proceeds to the extent of their fixed claims before any distributions are made to OCSL’s stockholders, and the issuance of additional senior securities may result in fewer proceeds remaining for distribution to OCSL’s stockholders if the assets purchased with the capital raised from the issuance of such senior securities decline in value.

The OCSL Board also discussed the additional disclosures required upon the modification of the asset coverage requirement. Such additional disclosure includes a requirement to disclose the approval of the 150% asset coverage requirement in a filing with the SEC within five business days of such approval. Following such approval, OCSL will be required to include in its quarterly reports on Form 10-Q and annual reports on Form 10-K the principal amount or liquidation preference of its senior securities and its asset coverage ratio as of the date of the most recent financial statements, the fact that the 150% asset coverage had been approved by OCSL and the effective date of such approval along with the principal risk factors associated with OCSL’s senior securities. The OCSL Board noted that such disclosure requirements were not anticipated to be burdensome to OCSL.

Based on its consideration of each of the above factors and such other information as the OCSL Board deemed relevant, the OCSL Board concluded that Proposal 2 is in the best interests of OCSL and its stockholders and recommended that OCSL’s stockholders approve Proposal 2.

THE OCSL BOARD HAS APPROVED AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE APPLICATION OF THE REDUCED ASSET COVERAGE REQUIREMENTS IN SECTION 61(A)(2) OF THE 1940 ACT TO OCSL, WHICH WOULD PERMIT OCSL TO INCUR DOUBLE THE MAXIMUM AMOUNT OF LEVERAGE THAT IT IS CURRENTLY PERMITTED TO INCUR.

OTHER MATTERS

Stockholder Proposals

Any stockholder proposals submitted pursuant to SEC Rule 14a-8 for inclusion in either Company’s proxy statement and form of proxy for the 2020 annual meeting of stockholders must be received by the applicable Company on or before September 27, 2019. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary. Proxies solicited by a Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Stockholder proposals or director nominations for either Company to be presented at the 2020 annual meeting of stockholders, other than stockholder proposals submitted pursuant to SEC Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of the applicable Company not more than 150 days and not less than 120 days prior to the date of the anniversary of the previous year’s annual meeting of stockholders. For the 2020 annual meeting of stockholders of either Company, such Company must receive such proposals and nominations no earlier than October 9, 2019 and no later than November 8, 2019. If the annual meeting of stockholders is scheduled to be held on a date more than thirty days prior to or after such anniversary date, stockholder proposals or director nominations must be received no later than the 10th day following the day on which such notice of the date of the 2020 annual meeting of stockholders was mailed or such public disclosure of the date of the annual meeting was made. Proposals and nominations must also comply with the other requirements contained in OCSL’s or OCSI’s bylaws, as applicable, including supporting documentation and other information and representations.

Other Business

Each Board does not presently intend to bring any other business before the Special Meeting. As to any other business that may properly come before the Special Meeting, however, the proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to participate in the virtual Special Meeting, please follow the instructions on the enclosed proxy card to vote via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card so that you may be represented at the Special Meeting. The Special Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Special Meeting, visit www.virtualshareholdermeeting.com/ocsl2019sm if you are an OCSL stockholder and/or www.virtualshareholdermeeting.com/ocsi2019sm if you are an OCSI stockholder and, in each case, enter the 16-digit control number included in the enclosed proxy card or in the instructions that accompanied your proxy materials. Online check-in will begin at 9:55 a.m., Pacific Time. Please allow time for online check-in procedures. For questions regarding the virtual Special Meeting and voting, please contact us by calling us collect at (213) 830-6300, by e-mail to OCSL at ocsl-ir@oaktreecapital.com or to OCSI at ocsi-ir@oaktreecapital.com, or by writing to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary.

Delivery of Proxy Materials

Please note that only one copy of this joint proxy statement may be delivered to two or more stockholders of record of OCSL and/or OCSI who share an address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of this document to stockholders of record of OCSL and/or OCSI at a shared address to which a single copy of such document(s) was delivered. Stockholders who wish to receive a separate copy of this document, or to receive a single copy of such document if multiple copies were delivered, now or in the future, should submit their request by calling us collect at (213) 830-6300 or by writing to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary.

Available Information

Each Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information, including each Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling us collect at (213) 830-6300, by e-mail to OCSL at ocsl-ir@oaktreecapital.com or to OCSI at ocsi-ir@oaktreecapital.com, or by writing to Oaktree Specialty Lending Corporation or Oaktree Strategic Income Corporation, as applicable, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, Attention: Secretary, or on our website at https://www.oaktreespecialtylending.com or https://www.oaktreestrategicincome.com, respectively. The information on these websites is not incorporated by reference into this proxy statement.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

BETWEEN

OAKTREE SPECIALTY LENDING CORPORATION

AND

OAKTREE CAPITAL MANAGEMENT, L.P.

This Investment Advisory Agreement (this “Agreement”) made effective as of [   ], 2019 (the “Effective Date”), by and between OAKTREE SPECIALTY LENDING CORPORATION, a Delaware corporation (the “Company”), and OAKTREE CAPITAL MANAGEMENT, L.P., a Delaware limited partnership (the “Adviser”).

WHEREAS, the Company is a closed-end management investment fund that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is organized as an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company and the Adviser desire to set forth the terms and conditions for the provision by the Adviser of investment advisory services to the Company.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a)   The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company, (the “Board”) for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the reports and/or registration statements that the Company files with the Securities and Exchange Commission (the “SEC”) from time to time; (ii) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws; and (iii) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement (A) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (B) identify, evaluate and negotiate the structure of the investments made by the Company; (C) execute, close, monitor and service the Company’s investments; (D) determine the securities and other assets that the Company will purchase, retain, or sell; (E) perform due diligence on prospective portfolio companies; and (F) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. The Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to obtain debt financing (or refinance such financing), the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle.

(b)   The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)   The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company. The Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d)   The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e)   Subject to review by and the overall control of the Board, the Adviser shall keep and preserve, in the manner and for the period required by the Investment Company Act, any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.

2.	Company’s Responsibilities and Expenses Payable by the Company.

All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company. The Company shall bear all other costs and expenses of its operations and transactions, including (without limitation) fees and expenses relating to: (a) offering expenses; (b) diligence and monitoring of the Company’s financial, regulatory and legal affairs (to the extent an investment opportunity is being considered for the Company and any other accounts managed by Adviser or its affiliates, the Adviser’s out-of-pocket expenses related to the due diligence for such investment will be shared with such other accounts pro rata based on the anticipated allocation of such investments opportunity between the Company and the other accounts); (c) the cost of calculating the Company’s net asset value; (d) the cost of effecting sales and repurchases of shares of the Company’s common stock and other securities; (e) management and incentive fees payable pursuant to this Agreement; (f) fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms); (g) transfer agent and custodial fees; (h) fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); (i) allocable out-of-pocket costs incurred in providing managerial assistance to those portfolio companies that request it; (j) fees, interest or other costs payable on or in connection with any indebtedness; (k) federal and state registration fees; (l) any exchange listing fees; (m) federal, state and local taxes; (n) independent directors’ fees and expenses; (o) brokerage commissions; (p) costs of proxy statements, stockholders’ reports and notices; (q) costs of preparing government filings, including periodic and current reports with the SEC; (r) fidelity bond, liability insurance and other insurance premiums; (s) printing, mailing, independent accountants and outside legal costs; (t) all other direct expenses incurred by either the Company’s administrator or the Company in connection with administering the Company’s business, including payments under the Company’s administration agreement with its administrator (as in effect from time to time, the “Administration Agreement”) that will be based upon the Company’s allocable portion of overhead and other expenses incurred by the Company’s administrator in performing its obligations under the Administration Agreement; and (u) the compensation of the Company’s chief financial officer and chief compliance officer, and their respective staffs.

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may agree to temporarily or permanently waive or defer, in whole or in part, the Base Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. Any portion of a deferred fee payable to the Adviser shall be deferred without interest and may be paid in any quarter prior to the termination of this Agreement as the Adviser may determine upon written notice to the Company.

(a)   The Base Management Fee shall be calculated at an annual rate of 1.50% of the Company’s gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents; provided, however, that upon the effectiveness of the 150% asset coverage requirement pursuant to Section 61(a)(2) of the Investment Company Act, the Base Management Fee shall be calculated at an annual rate of 1.00% of the Company’s gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents that exceeds the product of (A) 200% and (B) the Company’s net asset value. For the avoidance of doubt, the 200% will be calculated in accordance with the Investment Company Act and will give effect to exemptive relief the Company received with respect to debentures issued by a small business investment company subsidiary . For purposes of this Agreement, the term “cash and cash equivalents” will have the meaning ascribed to it from time to time in the notes to the financial statements that the Company files with the SEC. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted for any equity capital raises or repurchases during such quarter. The Base Management Fee for any partial month or quarter shall be appropriately prorated (upon termination of the investment advisory agreement, as of the termination date).

(b)   Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i)   The first part, referred to as the “Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter (or upon termination of the investment advisory agreement, as of the termination date). The payment of the Incentive Fee on Income shall be subject to payment of a preferred return to investors each quarter, expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed calendar quarter, of 1.50%, subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies, other than fees for providing managerial assistance) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The calculation of the Incentive Fee on Income for each quarter is as follows:

(A)   No Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50% (the “Preferred Return”) on net assets;

(B)   100% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Preferred Return but is less than or equal to 1.8182% in any calendar quarter shall be payable to the Adviser. This portion of the company’s Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 17.5% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 1.8182% on net assets in any calendar quarter; and

(C)   For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 1.8182% on net assets, the Incentive Fee on Income shall equal 17.5% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch-up will have been achieved.

(ii)   The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing the fiscal year ending September 30, 2019, and shall equal 17.5% of the Company’s realized capital gains, if any, on a cumulative basis from the beginning of the fiscal year ending September 30, 2019 through the end of each subsequent fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees under this Agreement. Any realized capital gains, realized capital losses, unrealized capital appreciation and unrealized capital depreciation with respect to the Company’s portfolio as of the end of the fiscal year ending September 30, 2018 shall be excluded from the calculations of the second part of the incentive fee.

(c)   In certain circumstances the Adviser, any Sub-Adviser, or any of their respective affiliates, may receive compensation from a portfolio company in connection with the Company’s investment in such portfolio company. Any compensation received by the Adviser, Sub-Adviser, or any of their respective affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Adviser, any Sub-Adviser or the Company by the SEC, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its shareholders.

4.	Covenants of the Adviser.

The Adviser covenants that it will maintain its registration as an investment adviser under the Advisers Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6.	Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive. Subject to the provisions of the Company’s charter and by-laws, the Adviser and its managers, partners, principals, officers, employees and agents shall be free to act for their own account or the account of any other Account, and to engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as the Adviser’s services to the Company hereunder are not impaired thereby. The Company agrees that the Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the investments of the Company. Nothing in this Agreement shall limit or restrict the right of any manager, partner, principal, officer, employee or agent of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, managers, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, principals, stockholders, members, managers, agents or otherwise, and that the Adviser and directors, officers, employees, partners, principals, stockholders, members, managers and agents of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, principal, officer, employee or agent of the Adviser is or becomes a director, manager, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, principal, officer, employee and/or agent of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, principal, officer, employee or agent of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Limitation of Liability of the Adviser; Indemnification.

The Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement.

9.	Effectiveness, Duration and Termination of Agreement.

This Agreement shall become effective as of the Effective Date. This Agreement shall remain in effect for two years from the Effective Date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act and each of whom is an “independent director” under applicable New York Stock Exchange listing standards. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Company’s directors or by the Adviser. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Paragraph 3 through the date of termination or expiration.

10.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.	Amendments.

This Agreement may be amended by mutual consent.

12.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control. To the fullest extent permitted by law, in the event of any dispute arising out of the terms and conditions of this Agreement, the parties hereto consent and submit to the jurisdiction of the courts of the State of New York in the county of New York and of the U.S. District Court for the Southern District of New York.

13.	Forum Selection.

Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns must be brought and determined in the state or United States district courts of the State of New York (and may not be brought or determined in any other forum or jurisdiction), and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the sole and exclusive jurisdiction of the aforesaid courts.

14.	No Third Party Beneficiary.

Other than expressly provided for in Paragraph 8 of this Agreement, this Agreement does not and is not intended to confer any rights or remedies upon any person other than the parties to this Agreement; there are no third-party beneficiaries of this Agreement, including but not limited to stockholders of the Company.

15.	Severability.

Every term and provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such term or provision will be enforced to the maximum extent permitted by law and, in any event, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

16.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

17.	Survival of Certain Provisions.

The provisions of Paragraph 8 of this Agreement shall survive any termination or expiration of this Agreement and the dissolution, termination and winding up of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

OAKTREE SPECIALTY LENDING CORPORATION

By:
Name:
Title:

OAKTREE CAPITAL MANAGEMENT, L.P.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

Appendix A

Example 1: Incentive Fee on Income for Each Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2%

Preferred return1 = 1.50%

Management fee2= 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 1.425%

Pre-Incentive Fee Net Investment Income does not exceed the Preferred Return, therefore there is no Incentive Fee on Income.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.375%

Preferred Return1 = 1.5%

Management fee2 = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 1.80%

Incentive Fee = 17.5% × pre-Incentive Fee net investment income, subject to “catch-up”3

= 100% × (1.80% – 1.5%)

= 0.30%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Preferred Return1 = 1.5%

Management fee2 = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 2.925%

Incentive Fee = 17.5% × pre-Incentive Fee net investment income, subject to “catch-up”3

Incentive Fee = 100% × “catch-up” + (17.5% × (pre-Incentive Fee net investment income – 1.8182))

Catch-up = 1.8182 – 1.5 = 0.3182

Incentive Fee = (100% × 0.3182) + (17.5% × (2.925 – 1.8182))

= 0.3182 + (17.5% × 1.1068)

= 0.3182 + 0.1937

= 0.5119

[1]	Represents 6.0% annualized preferred return.
[2]	Represents 1.5% annualized management fee.
[3]	The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 17.5% on all of our pre-Incentive Fee net investment income as if a preferred return did not apply when our net investment income exceeds 1.5% in any calendar quarter and is not applied once the Adviser has received 17.5% of investment income in a quarter. The “catch-up” portion of our pre-Incentive Fee Net Investment Income is the portion that exceeds the 1.5% preferred return but is less than or equal to approximately 1.8182% (that is, 1.5% divided by (1 – 0.175)) in any fiscal quarter.

Example 2: Incentive Fee on Capital Gains

Assumptions

•	Year 1: $10 million investment made in Company A (“Investment A”), $10 million investment made in Company B (“Investment B”), $10 million investment made in Company C (“Investment C”), $10 million investment made in Company D (“Investment D”) and $10 million investment made in Company E (“Investment E”).
•	Year 2: Investment A sold for $20 million, fair market value (“FMV”) of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.
•	Year 3: FMV of Investment B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.
•	Year 4: Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.
•	Year 5: Investment C sold for $20 million, FMV of Investment B determined to be $14 million and FMV of Investment E determined to be $10 million
•	Year 6: Investment B sold for $16 million and FMV of Investment E determined to be $8 million.
•	Year 7: Investment E sold for $8 million and FMV.

These assumptions are summarized in the following chart:

	Investment A	Investment B	Investment C	Investment D	Investment E	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 1	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	—	—	—
Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	$2 million	—	$10 million
Year 3	—	$8 million FMV	$14 million FMV	$14 million FMV	$16 million FMV	$2 million	—	$10 million
Year 4	—	$10 million FMV	$16 million FMV	$12 million (sales price)	$14 million FMV	—	—	$12 million
Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	—	—	$22 million
Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$2 million	—	$28 million
Year 7	—	—	—	—	$8 million (sale price)	—	$2 million	$28 million
•	Year 1: None
•	Year 2:

Capital Gains Fee = 17.5% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $1.4 million

•	Year 3:

Capital Gains Fee = (17.5% multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.4 million cumulative Capital Gains Fee previously paid = $1.4 million less $1.4 million = $0.00 million

•	Year 4:

Capital Gains Fee = (17.5% multiplied by ($12 million cumulative realized capital gains)) less $1.4 million cumulative Capital Gains Fee previously paid = $2.1 million less $1.4 million = $0.7 million

•	Year 5:

Capital Gains Fee = (17.5% multiplied by ($22 million cumulative realized capital gains)) less $2.1 million cumulative Capital Gains Fee previously paid = $3.85 million less $2.1 million = $1.75 million

•	Year 6:

Capital Gains Fee = (17.5% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $3.85 million cumulative Capital Gains Fee previously paid = $4.55 million less $3.85 million = $0.70 million

•	Year 7:

Capital Gains Fee = (17.5% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.55 million cumulative Capital Gains Fee previously paid = $4.55 million less $4.55 million = $0.00 million

Exhibit B

INVESTMENT ADVISORY AGREEMENT

BETWEEN

OAKTREE STRATEGIC INCOME CORPORATION

AND

OAKTREE CAPITAL MANAGEMENT, L.P.

This Investment Advisory Agreement (this “Agreement”) made this [ ] day of [ ], 2019 (the “Effective Date”), by and between OAKTREE STRATEGIC INCOME CORPORATION, a Delaware corporation (the “Company”), and OAKTREE CAPITAL MANAGEMENT, L.P., a Delaware limited partnership (the “Adviser”).

WHEREAS, the Company is a closed-end management investment fund that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Company on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a)   The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company, (the “Board”) for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the reports and/or registration statements that the Company files with the Securities and Exchange Commission (the “SEC”) from time to time; (ii) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws; and (iii) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement (A) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (B) identify, evaluate and negotiate the structure of the investments made by the Company; (C) execute, close, monitor and service the Company’s investments; (D) determine the securities and other assets that the Company will purchase, retain, or sell; (E) perform due diligence on prospective portfolio companies; and (F) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. The Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to obtain debt financing (or refinance such financing), the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle.

(b)   The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)   The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company. The Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d)   The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e)   Subject to review by and the overall control of the Board, the Adviser shall keep and preserve, in the manner and for the period required by the Investment Company Act, any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.

2.	Company’s Responsibilities and Expenses Payable by the Company.

All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company. The Company shall bear all other costs and expenses of its operations and transactions, including (without limitation) fees and expenses relating to: (a) offering expenses; (b) diligence and monitoring of the Company’s financial, regulatory and legal affairs (to the extent an investment opportunity is being considered for the Company and any other accounts managed by Adviser or its affiliates, the Adviser’s out-of-pocket expenses related to the due diligence for such investment will be shared with such other accounts pro rata based on the anticipated allocation of such investments opportunity between the Company and the other accounts); (c) the cost of calculating the Company’s net asset value; (d) the cost of effecting sales and repurchases of shares of the Company’s common stock and other securities; (e) management and incentive fees payable pursuant to this Agreement; (f) fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms); (g) transfer agent and custodial fees; (h) fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); (i) allocable out-of-pocket costs incurred in providing managerial assistance to those portfolio companies that request it; (j) fees, interest or other costs payable on or in connection with any indebtedness; (k) federal and state registration fees; (l) any exchange listing fees; (m) federal, state and local taxes; (n) independent directors’ fees and expenses; (o) brokerage commissions; (p) costs of proxy statements, stockholders’ reports and notices; (q) costs of preparing government filings, including periodic and current reports with the SEC; (r) fidelity bond, liability insurance and other insurance premiums; (s) printing, mailing, independent accountants and outside legal costs; (t) all other direct expenses incurred by either the Company’s administrator or the Company in connection with administering the Company’s business, including payments under the Company’s administration agreement with its administrator (as in effect from time to time, the “Administration Agreement”) that will be based upon the Company’s allocable portion of overhead and other expenses incurred by the Company’s administrator in performing its obligations under the Administration Agreement; and (u) the compensation of the Company’s chief financial officer and chief compliance officer, and their respective staffs.

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may agree to temporarily or permanently waive or defer, in whole or in part, the Base Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. Any portion of a deferred fee payable to the Adviser shall be deferred without interest and may be paid in any quarter prior to the termination of this Agreement as the Adviser may determine upon written notice to the Company.

(a)   The Base Management Fee shall be calculated at an annual rate of 1.00% of the Company’s gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents. For purposes of this Agreement, the term “cash and cash equivalents” will have the meaning ascribed to it from time to time in the notes to the financial statements that the Company files with the SEC. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed quarters. The Base Management Fee for any partial month or quarter shall be appropriately prorated(upon termination of the investment advisory agreement, as of the termination date).

(b)   The Incentive Fee shall consist of two parts, as follows:

(i)   The first part shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter (or upon termination of the investment advisory agreement, as of the termination date). For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies other than fees for providing managerial assistance) accrued during the quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding quarter, shall be compared to a “hurdle rate” of 1.5% per quarter (6% annualized), subject to a “catch-up” provision measured as of the end of each quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 1% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Adviser in any quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.5% (the “preferred return” or “hurdle”).
•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 1.8182% in any quarter (7.2727% annualized) is payable to the Adviser. This portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 1.8182%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 17.5% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre- Incentive Fee Net Investment Income exceeds 1.8182% in any quarter.
•	17.5% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.8182% in any quarter (7.2727% annualized) is payable to the Adviser once the hurdle is reached and the catch-up is achieved, (17.5% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Adviser).

(ii)   The second part of the incentive fee shall be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing the fiscal year ending September 30, 2019, and shall equal 17.5% of the Company’s realized capital gains, if any, on a cumulative basis from the beginning of the fiscal year ending September 30, 2019 through the end of each subsequent fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees under this Agreement. Any realized capital gains, realized capital losses, unrealized capital appreciation and unrealized capital depreciation with respect to the Company’s portfolio as of the end of the fiscal year ending September 30, 2018 shall be excluded from the calculations of the second part of the incentive fee.

(c)   In certain circumstances the Adviser, any Sub-Adviser, or any of their respective affiliates, may receive compensation from a portfolio company in connection with the Company’s investment in such portfolio company. Any compensation received by the Adviser, Sub-Adviser, or any of their respective affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Adviser, any Sub-Adviser or the Company by the SEC, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its shareholders.

4.	Covenants of the Adviser.

The Adviser covenants that it will maintain its registration as an investment adviser under the Advisers Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6.	Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive. Subject to the provisions of the Company’s charter and by-laws, the Adviser and its managers, partners, principals, officers, employees and agents shall be free to act for their own account or the account of any other Account, and to engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as the Adviser’s services to the Company hereunder are not impaired thereby. The Company agrees that the Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the investments of the Company. Nothing in this Agreement shall limit or restrict the right of any manager, partner, principal, officer, employee or agent of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, managers, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, principals, stockholders, members, managers, agents or otherwise, and that the Adviser and directors, officers, employees, partners, principals, stockholders, members, managers and agents of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, principal, officer, employee or agent of the Adviser is or becomes a director, manager, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, principal, officer, employee and/or agent of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, principal, officer, employee or agent of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Limitation of Liability of the Adviser; Indemnification.

The Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement.

9.	Effectiveness, Duration and Termination of Agreement.

This Agreement shall become effective as of the Effective Date. This Agreement shall remain in effect for two years from the Effective Date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act and each of whom is an “independent director” under applicable New York Stock Exchange listing standards. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Company’s directors or by the Adviser. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Paragraph 3 through the date of termination or expiration.

10.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.	Amendments.

This Agreement may be amended by mutual consent.

12.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control. To the fullest extent permitted by law, in the event of any dispute arising out of the terms and conditions of this Agreement, the parties hereto consent and submit to the jurisdiction of the courts of the State of New York in the county of New York and of the U.S. District Court for the Southern District of New York.

13.	Forum Selection.

Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns must be brought and determined in the state or United States district courts of the State of New York (and may not be brought or determined in any other forum or jurisdiction), and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the sole and exclusive jurisdiction of the aforesaid courts.

14.	No Third Party Beneficiary.

Other than expressly provided for in Paragraph 8 of this Agreement, this Agreement does not and is not intended to confer any rights or remedies upon any person other than the parties to this Agreement; there are no third-party beneficiaries of this Agreement, including but not limited to stockholders of the Company.

15.	Severability.

Every term and provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such term or provision will be enforced to the maximum extent permitted by law and, in any event, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

16.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

17.	Survival of Certain Provisions.

The provisions of Paragraph 8 of this Agreement shall survive any termination or expiration of this Agreement and the dissolution, termination and winding up of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

OAKTREE STRATEGIC INCOME CORPORATION

By:
Name:
Title:

OAKTREE CAPITAL MANAGEMENT, L.P.

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

Appendix A

Example 1: Incentive Fee on Income for Each Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.75%

Preferred return1 = 1.50%

Management fee2= 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 1.30%

Pre-Incentive Fee Net Investment Income does not exceed the Preferred Return, therefore there is no Subordinated Incentive Fee on Income.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.25%

Preferred Return1 = 1.50%

Management fee2 = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 1.80%

Incentive Fee = 17.5% × pre-Incentive Fee net investment income, subject to “catch-up”3

= 100% × (1.80% – 1.5%)

= 0.30%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Preferred Return1 = 1.50%

Management fee2 = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 3.05%

Incentive Fee = 17.5% × pre-Incentive Fee net investment income, subject to “catch-up”3

Incentive Fee = 100% × “catch-up” + (17.5% × (pre-Incentive Fee net investment income – 1.8182%))

Catch-up = 1.8182% – 1.5% = 0.3182%

Incentive Fee = (100% × 0.3182%) + (17.5% × (3.05% – 1.8182%))

= 0.3182% + (17.5% × 1.2318%)

= 0.3182% + 0.2158%

= 0.534%

[1]	Represents 6.0% annualized preferred return.
[2]	Represents 1.5% annualized management fee.
[3]	The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 17.5% on all of our pre-Incentive Fee net investment income as if a preferred return did not apply when our net investment income exceeds 1.5% in any calendar quarter and is not applied once the Adviser has received 17.5% of investment income in a quarter. The “catch-up” portion of our pre-Incentive Fee Net Investment Income is the portion that exceeds the 1.5% preferred return but is less than or equal to approximately 1.8182% (that is, 1.5% divided by (1 – 0.175)) in any fiscal quarter.

Example 2: Incentive Fee on Capital Gains

Assumptions

•	Year 1: $10 million investment made in Company A (“Investment A”), $10 million investment made in Company B (“Investment B”), $10 million investment made in Company C (“Investment C”), $10 million investment made in Company D (“Investment D”) and $10 million investment made in Company E (“Investment E”).
•	Year 2: Investment A sold for $20 million, fair market value (“FMV”) of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.
•	Year 3: FMV of Investment B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.
•	Year 4: Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.
•	Year 5: Investment C sold for $20 million, FMV of Investment B determined to be $14 million and FMV of Investment E determined to be $10 million
•	Year 6: Investment B sold for $16 million and FMV of Investment E determined to be $8 million.
•	Year 7: Investment E sold for $8 million and FMV.

These assumptions are summarized in the following chart:

	Investment A	Investment B	Investment C	Investment D	Investment E	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 1	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	—	—	—
Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	$2 million	—	$10 million
Year 3	—	$8 million FMV	$14 million FMV	$14 million FMV	$16 million FMV	$2 million	—	$10 million
Year 4	—	$10 million FMV	$16 million FMV	$12 million (sales price)	$14 million FMV	—	—	$12 million
Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	—	—	$22 million
Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$2 million	—	$28 million
Year 7	—	—	—	—	$8 million (sale price)	—	$2 million	$28 million

The Incentive Fee on Capital Gains would be:

•	Year 1: None
•	Year 2:

Capital Gains Fee = 17.5% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $1.4 million

•	Year 3:

Capital Gains Fee = (17.5% multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.4 million cumulative Capital Gains Fee previously paid = $1.4 million less $1.4 million = $0.00 million

•	Year 4:

Capital Gains Fee = (17.5% multiplied by ($12 million cumulative realized capital gains)) less $1.4 million cumulative Capital Gains Fee previously paid = $2.1 million less $1.4 million = $0.7 million

•	Year 5:

Capital Gains Fee = (17.5% multiplied by ($22 million cumulative realized capital gains)) less $2.1 million cumulative Capital Gains Fee previously paid = $3.85 million less $2.1 million = $1.75 million

•	Year 6:

Capital Gains Fee = (17.5% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $3.85 million cumulative Capital Gains Fee previously paid = $4.55 million less $3.85 million = $0.70 million

•	Year 7:

Capital Gains Fee = (17.5% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.55 million cumulative Capital Gains Fee previously paid = $4.55 million less $4.55 million = $0.00 million

Exhibit C

~~AMENDED AND RESTATED~~

INVESTMENT ADVISORY AGREEMENT

BETWEEN

OAKTREE SPECIALTY LENDING CORPORATION

AND

OAKTREE CAPITAL MANAGEMENT, L.P.

This ~~Amended and Restated~~ Investment Advisory Agreement (this “Agreement”) made effective as of ~~October 17~~[   ], ~~2017~~2019 (the “Effective Date”)~~, as amended on May 3, 2019~~, by and between OAKTREE SPECIALTY LENDING CORPORATION, a Delaware corporation (the “Company”), and OAKTREE CAPITAL MANAGEMENT, L.P., a Delaware limited partnership (the “Adviser”).

WHEREAS, the Company is a closed-end management investment fund that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is organized as an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company and the Adviser desire to set forth the terms and conditions for the provision by the Adviser of investment advisory services to the Company.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a)   The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company, (the “Board”) for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the reports and/or registration statements that the Company files with the Securities and Exchange Commission (the “SEC”) from time to time; (ii) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws; and (iii) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement (A) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (B) identify, evaluate and negotiate the structure of the investments made by the Company; (C) execute, close, monitor and service the Company’s investments; (D) determine the securities and other assets that the Company will purchase, retain, or sell; (E) perform due diligence on prospective portfolio companies; and (F) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. The Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to obtain debt financing (or refinance such financing), the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle.

(b)   The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)   The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the

Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company. The Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d)   The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e)   Subject to review by and the overall control of the Board, the Adviser shall keep and preserve, in the manner and for the period required by the Investment Company Act, any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.

2.	Company’s Responsibilities and Expenses Payable by the Company.

All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company. The Company shall bear all other costs and expenses of its operations and transactions, including (without limitation) fees and expenses relating to: (a) offering expenses; (b) diligence and monitoring of the Company’s financial, regulatory and legal affairs (to the extent an investment opportunity is being considered for the Company and any other accounts managed by Adviser or its affiliates, the Adviser’s out-of-pocket expenses related to the due diligence for such investment will be shared with such other accounts pro rata based on the anticipated allocation of such investments opportunity between the Company and the other accounts); (c) the cost of calculating the Company’s net asset value; (d) the cost of effecting sales and repurchases of shares of the Company’s common stock and other securities; (e) management and incentive fees payable pursuant to this Agreement; (f) fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms); (g) transfer agent and custodial fees; (h) fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); (i) allocable out-of-pocket costs incurred in providing managerial assistance to those portfolio companies that request it; (j) fees, interest or other costs payable on or in connection with any indebtedness; (k) federal and state registration fees; (l) any exchange listing fees; (m) federal, state and local taxes; (n) independent directors’ fees and expenses; (o) brokerage commissions; (p) costs of proxy statements, stockholders’ reports and notices; (q) costs of preparing government filings, including periodic and current reports with the SEC; (r) fidelity bond, liability insurance and other insurance premiums; (s) printing, mailing, independent accountants and outside legal costs; (t) all other direct expenses incurred by either the Company’s administrator or the Company in connection with administering the Company’s business, including payments under the Company’s administration agreement with its administrator (as in effect from time to time, the “Administration Agreement”) that will be based upon the Company’s allocable portion of overhead and other expenses incurred by the Company’s administrator in performing its obligations under the Administration Agreement; and (u) the compensation of the Company’s chief financial officer and chief compliance officer, and their respective staffs.

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may agree to temporarily or permanently waive or defer, in whole or in part, the Base Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. Any portion of a deferred fee payable to the Adviser shall be deferred without interest and may be paid in any quarter prior to the termination of this Agreement as the Adviser may determine upon written notice to the Company.

(a)   The Base Management Fee shall be calculated at an annual rate of 1.50% of the Company’s gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents; provided, however, that upon the effectiveness of the 150% asset coverage requirement pursuant to Section 61(a)(2) of the Investment Company Act, the Base Management Fee shall be calculated at an annual rate of 1.00% of the Company’s gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents that exceeds the product of (A) 200% and (B) the Company’s net asset value. For the avoidance of doubt, the 200% will be calculated in accordance with the Investment Company Act and will give effect to exemptive relief the Company received with respect to debentures issued by a small business investment company subsidiary . For purposes of this Agreement, the term “cash and cash equivalents” will have the meaning ascribed to it from time to time in the notes to the financial statements that the Company files with the SEC. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted for any equity capital raises or repurchases during such quarter. The Base Management Fee for any partial month or quarter shall be appropriately prorated (upon termination of the investment advisory agreement, as of the termination date).

(b)   Incentive Fee. The Incentive Fee shall consist of two parts, as follows:

(i)   The first part, referred to as the “Incentive Fee on Income,” shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter (or upon termination of the investment advisory agreement, as of the termination date). The payment of the Incentive Fee on Income shall be subject to payment of a preferred return to investors each quarter, expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed calendar quarter, of 1.50%, subject to a “catch up” feature (as described below).

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies, other than fees for providing managerial assistance) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The calculation of the Incentive Fee on Income for each quarter is as follows:

(A)   No Incentive Fee on Income shall be payable to the Adviser in any calendar quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50% (the “Preferred Return”) on net assets;

(B)   100% of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Preferred Return but is less than or equal to 1.8182% in any calendar quarter shall be payable to the Adviser. This portion of the company’s Incentive Fee on Income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 17.5% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches 1.8182% on net assets in any calendar quarter; and

(C)   For any quarter in which the Company’s Pre-Incentive Fee Net Investment Income exceeds 1.8182% on net assets, the Incentive Fee on Income shall equal 17.5% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch-up will have been achieved.

(ii)   The second part of the Incentive Fee, referred to as the “Incentive Fee on Capital Gains,” shall be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing the fiscal year ending September 30, 2019, and shall equal 17.5% of the Company’s realized capital gains, if any, on a cumulative basis from the beginning of the fiscal year ending September 30, 2019 through the end of each subsequent fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees under this Agreement. Any realized capital gains, realized capital losses, unrealized capital appreciation and unrealized capital depreciation with respect to the Company’s portfolio as of the end of the fiscal year ending September 30, 2018 shall be excluded from the calculations of the second part of the incentive fee.

(c)   In certain circumstances the Adviser, any Sub-Adviser, or any of their respective affiliates, may receive compensation from a portfolio company in connection with the Company’s investment in such portfolio company. Any compensation received by the Adviser, Sub-Adviser, or any of their respective affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Adviser, any Sub-Adviser or the Company by the SEC, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its shareholders.

4.	Covenants of the Adviser.

The Adviser covenants that it will maintain its registration as an investment adviser under the Advisers Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6.	Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive. Subject to the provisions of the Company’s charter and by-laws, the Adviser and its managers, partners, principals, officers, employees and agents shall be free to act for their own account or the account of any other Account, and to engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as the Adviser’s services to the Company hereunder are not impaired thereby. The Company agrees that the Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the investments of the Company. Nothing in this Agreement shall limit or restrict the right of any manager, partner, principal, officer, employee or agent of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, managers, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, principals, stockholders, members, managers, agents or otherwise, and that the Adviser and directors, officers, employees, partners, principals, stockholders, members, managers and agents of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, principal, officer, employee or agent of the Adviser is or becomes a director, manager, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, principal, officer, employee and/or agent of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, principal, officer, employee or agent of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Limitation of Liability of the Adviser; Indemnification.

The Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement.

9.	Effectiveness, Duration and Termination of Agreement.

This Agreement shall become effective as of the Effective Date. This Agreement shall remain in effect for two years from the Effective Date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act and each of whom is an “independent director” under applicable New York Stock Exchange listing standards. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Company’s directors or by the Adviser. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Paragraph 3 through the date of termination or expiration.

10.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.	Amendments.

This Agreement may be amended by mutual consent.

12.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control. To the fullest extent permitted by law, in the event of any dispute arising out of the terms and conditions of this Agreement, the parties hereto consent and submit to the jurisdiction of the courts of the State of New York in the county of New York and of the U.S. District Court for the Southern District of New York.

13.	Forum Selection.

Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns must be brought and determined in the state or United States district courts of the State of New York (and may not be brought or determined in any other forum or jurisdiction), and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the sole and exclusive jurisdiction of the aforesaid courts.

14.	No Third Party Beneficiary.

Other than expressly provided for in Paragraph 8 of this Agreement, this Agreement does not and is not intended to confer any rights or remedies upon any person other than the parties to this Agreement; there are no third-party beneficiaries of this Agreement, including but not limited to stockholders of the Company.

15.	Severability.

Every term and provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such term or provision will be enforced to the maximum extent permitted by law and, in any event, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

16.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

17.	Survival of Certain Provisions.

The provisions of Paragraph 8 of this Agreement shall survive any termination or expiration of this Agreement and the dissolution, termination and winding up of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

OAKTREE SPECIALTY LENDING CORPORATION

By:
Name:
Title:

OAKTREE CAPITAL MANAGEMENT, L.P.

By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

Appendix A

Example 1: Incentive Fee on Income for Each Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2%

Preferred return1 = 1.50%

Management fee2 = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 1.425%

Pre-Incentive Fee Net Investment Income does not exceed the Preferred Return, therefore there is no Incentive Fee on Income.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.375%

Preferred Return1 = 1.5%

Management fee2 = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 1.80%

Incentive Fee = 17.5% × pre-Incentive Fee net investment income, subject to “catch-up”3

= 100% × (1.80% – 1.5%)

= 0.30%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Preferred Return1 = 1.5%

Management fee2 = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 2.925%

Incentive Fee = 17.5% × pre-Incentive Fee net investment income, subject to “catch-up”3

Incentive Fee = 100% × “catch-up” + (17.5% × (pre-Incentive Fee net investment income – 1.8182))

Catch-up = 1.8182 – 1.5 = 0.3182

Incentive Fee = (100% × 0.3182) + (17.5% × (2.925 – 1.8182))

= 0.3182 + (17.5% × 1.1068)

= 0.3182 + 0.1937

= 0.5119

[1]	Represents 6.0% annualized preferred return.
[2]	Represents 1.5% annualized management fee.
[3]	The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 17.5% on all of our pre-Incentive Fee net investment income as if a preferred return did not apply when our net investment income exceeds 1.5% in any calendar quarter and is not applied once the Adviser has received 17.5% of investment income in a quarter. The “catch-up ” portion of our pre-Incentive Fee Net Investment Income is the portion that exceeds the 1.5% preferred return but is less than or equal to approximately 1.8182% (that is, 1.5% divided by(1 — 0.175)) in any fiscal quarter.

Example 2: Incentive Fee on Capital Gains

Assumptions

•	Year 1: $10 million investment made in Company A (“Investment A”), $10 million investment made in Company B (“Investment B”), $10 million investment made in Company C (“Investment C”), $10 million investment made in Company D (“Investment D”) and $10 million investment made in Company E (“Investment E”).
•	Year 2: Investment A sold for $20 million, fair market value (“FMV”) of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.
•	Year 3: FMV of Investment B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.
•	Year 4: Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.
•	Year 5: Investment C sold for $20 million, FMV of Investment B determined to be $14 million and FMV of Investment E determined to be $10 million
•	Year 6: Investment B sold for $16 million and FMV of Investment E determined to be $8 million.
•	Year 7: Investment E sold for $8 million and FMV.

These assumptions are summarized in the following chart:

	Investment A	Investment B	Investment C	Investment D	Investment E	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 1	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	—	—	—
Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	$2 million	—	$10 million
Year 3	—	$8 million FMV	$14 million FMV	$14 million FMV	$16 million FMV	$2 million	—	$10 million
Year 4	—	$10 million FMV	$16 million FMV	$12 million (sales price)	$14 million FMV	—	—	$12 million
Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	—	—	$22 million
Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$2 million	—	$28 million
Year 7	—	—	—	—	$8 million (sale price)	—	$2 million	$28 million
•	Year 1: None
•	Year 2:

Capital Gains Fee = 17.5% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $1.4 million

•	Year 3:

Capital Gains Fee = (17.5% multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.4 million cumulative Capital Gains Fee previously paid = $1.4 million less $1.4 million = $0.00 million

•	Year 4:

Capital Gains Fee = (17.5% multiplied by ($12 million cumulative realized capital gains)) less $1.4 million cumulative Capital Gains Fee previously paid = $2.1 million less $1.4 million = $0.7 million

•	Year 5:

Capital Gains Fee = (17.5% multiplied by ($22 million cumulative realized capital gains)) less $2.1 million cumulative Capital Gains Fee previously paid = $3.85 million less $2.1 million = $1.75 million

•	Year 6:

Capital Gains Fee = (17.5% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $3.85 million cumulative Capital Gains Fee previously paid = $4.55 million less $3.85 million = $0.70 million

•	Year 7:

Capital Gains Fee = (17.5% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.55 million cumulative Capital Gains Fee previously paid = $4.55 million less $4.55 million = $0.00 million

Exhibit D

INVESTMENT ADVISORY AGREEMENT

BETWEEN

OAKTREE STRATEGIC INCOME CORPORATION

AND

OAKTREE CAPITAL MANAGEMENT, L.P.

This Investment Advisory Agreement (this “Agreement”) made this ~~17th~~[   ] day of ~~October, 2017~~[   ], 2019 (the “Effective Date”), by and between OAKTREE STRATEGIC INCOME CORPORATION, a Delaware corporation (the “Company”), and OAKTREE CAPITAL MANAGEMENT, L.P., a Delaware limited partnership (the “Adviser”).

WHEREAS, the Company is a closed-end management investment fund that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Company on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a)   The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company, (the “Board”) for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the reports and/or registration statements that the Company files with the Securities and Exchange Commission (the “SEC”) from time to time; (ii) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws; and (iii) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement (A) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (B) identify, evaluate and negotiate the structure of the investments made by the Company; (C) execute, close, monitor and service the Company’s investments; (D) determine the securities and other assets that the Company will purchase, retain, or sell; (E) perform due diligence on prospective portfolio companies; and (F) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. The Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the negotiation, execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to obtain debt financing (or refinance such financing), the Adviser shall arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle.

(b)   The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)   The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the

Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Company’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of the Adviser and the Company. The Adviser, and not the Company, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act and other applicable federal and state law.

(d)   The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(e)   Subject to review by and the overall control of the Board, the Adviser shall keep and preserve, in the manner and for the period required by the Investment Company Act, any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and shall surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.

2.	Company’s Responsibilities and Expenses Payable by the Company.

All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company. The Company shall bear all other costs and expenses of its operations and transactions, including (without limitation) fees and expenses relating to: (a) offering expenses; (b) diligence and monitoring of the Company’s financial, regulatory and legal affairs (to the extent an investment opportunity is being considered for the Company and any other accounts managed by Adviser or its affiliates, the Adviser’s out-of-pocket expenses related to the due diligence for such investment will be shared with such other accounts pro rata based on the anticipated allocation of such investments opportunity between the Company and the other accounts); (c) the cost of calculating the Company’s net asset value; (d) the cost of effecting sales and repurchases of shares of the Company’s common stock and other securities; (e) management and incentive fees payable pursuant to this Agreement; (f) fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms); (g) transfer agent and custodial fees; (h) fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); (i) allocable out-of-pocket costs incurred in providing managerial assistance to those portfolio companies that request it; (j) fees, interest or other costs payable on or in connection with any indebtedness; (k) federal and state registration fees; (l) any exchange listing fees; (m) federal, state and local taxes; (n) independent directors’ fees and expenses; (o) brokerage commissions; (p) costs of proxy statements, stockholders’ reports and notices; (q) costs of preparing government filings, including periodic and current reports with the SEC; (r) fidelity bond, liability insurance and other insurance premiums; (s) printing, mailing, independent accountants and outside legal costs; (t) all other direct expenses incurred by either the Company’s administrator or the Company in connection with administering the Company’s business, including payments under the Company’s administration agreement with its administrator (as in effect from time to time, the “Administration Agreement”) that will be based upon the Company’s allocable portion of overhead and other expenses incurred by the Company’s administrator in performing its obligations under the Administration Agreement; and (u) the compensation of the Company’s chief financial officer and chief compliance officer, and their respective staffs.

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may agree to temporarily or permanently waive or defer, in whole or in part, the Base Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. Any portion of a deferred fee payable to the Adviser shall be deferred without interest and may be paid in any quarter prior to the termination of this Agreement as the Adviser may determine upon written notice to the Company.

(a)   The Base Management Fee shall be calculated at an annual rate of 1.00% of the Company’s gross assets, including any investments made with borrowings, but excluding any cash and cash equivalents. For purposes of this Agreement, the term “cash and cash equivalents” will have the meaning ascribed to it from time to time in the notes to the financial statements that the Company files with the SEC. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed quarters. The Base Management Fee for any partial month or quarter shall be appropriately prorated(upon termination of the investment advisory agreement, as of the termination date). ~~The initial payment of the Base Management Fee shall cover the entire quarter in which this Agreement becomes effective, and be calculated at the blended rate of (i) the number of days in such quarter prior to the Effective Date multiplied by the base management fee as calculated pursuant to the terms of the Investment Advisory Agreement, dated June 27, 2013, by and between the Company and Fifth Street Management LLC, plus (ii) the number of days in such quarter after and including the Effective Date multiplied by the Base Management Fee set forth above, then divided by (iii) the total number of days in such quarter, in order to allow the Adviser to receive on behalf of Fifth Street Management LLC and remit as paying agent the pro rata portion of the base management fee that was earned by, but not paid to, Fifth Street Management LLC for services rendered to the Company under the Investment Advisory Agreement, dated June 27, 2013, by and between the Company and Fifth Street Management LLC.~~

(b)   The Incentive Fee shall consist of two parts, as follows:

(i)   The first part shall be calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter (or upon termination of the investment advisory agreement, as of the termination date). ~~The initial payment of this part of the Incentive Fee shall cover the entire quarter in which this Agreement becomes effective, and be calculated at the blended rate of (i) the number of days in such quarter prior to the Effective Date multiplied by the incentive fee on income as calculated pursuant to the terms of the Investment Advisory Agreement, dated June 27, 2013, by and between the Company and Fifth Street Management LLC,~~ plus (ii) the number of days in such quarter after and including the Effective Date multiplied by the incentive fee on income set forth below, then divided by (iii) the total number of days in such quarter, in order to allow the Adviser to receive on behalf of Fifth Street Management LLC and remit as paying agent the pro rata portion of the incentive fee on income that was earned by, but not paid to, Fifth Street Management LLC for services rendered to the Company under the Investment Advisory Agreement, dated June 27, 2013, by and between the Company and Fifth Street Management LLC. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies other than fees for providing managerial assistance) accrued during the quarter, minus the Company’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding quarter, shall be compared to a “hurdle rate” of 1.5% per quarter (6% annualized), subject to a “catch-up” provision measured as of the end of each quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of the Company’s gross assets used to calculate the 1% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No incentive fee is payable to the Adviser in any quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.5% (the “preferred return” or “hurdle”).

•	100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 1.8182% in any quarter (7.2727% annualized) is payable to the Adviser. This portion of the Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 1.8182%) is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 17.5% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre- Incentive Fee Net Investment Income exceeds 1.8182% in any quarter.
•	17.5% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 1.8182% in any quarter (7.2727% annualized) is payable to the Adviser once the hurdle is reached and the catch-up is achieved, (17.5% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Adviser).

(ii)   The second part of the incentive fee shall be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing the fiscal year ending September 30, 2019, and shall equal 17.5% of the Company’s realized capital gains, if any, on a cumulative basis from the beginning of the fiscal year ending September 30, 2019 through the end of each subsequent fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees under this Agreement. Any realized capital gains, realized capital losses, unrealized capital appreciation and unrealized capital depreciation with respect to the Company’s portfolio as of the end of the fiscal year ending September 30, 2018 shall be excluded from the calculations of the second part of the incentive fee.

(c)   In certain circumstances the Adviser, any Sub-Adviser, or any of their respective affiliates, may receive compensation from a portfolio company in connection with the Company’s investment in such portfolio company. Any compensation received by the Adviser, Sub-Adviser, or any of their respective affiliates, attributable to the Company’s investment in any portfolio company, in excess of any of the limitations in or exemptions granted from the 1940 Act, any interpretation thereof by the staff of the SEC, or the conditions set forth in any exemptive relief granted to the Adviser, any Sub-Adviser or the Company by the SEC, shall be delivered promptly to the Company and the Company will retain such excess compensation for the benefit of its shareholders.

4.	Covenants of the Adviser.

The Adviser covenants that it will maintain its registration as an investment adviser under the Advisers Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.	Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6.	Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive. Subject to the provisions of the Company’s charter and by-laws, the Adviser and its managers, partners, principals, officers, employees and agents shall be free to act for their own account or the account of any other Account, and to engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as the Adviser’s services to the Company hereunder are not impaired thereby. The Company agrees that the Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the investments of the Company. Nothing in this Agreement shall limit or restrict the right of any manager, partner, principal, officer, employee or agent of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, managers, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, principals, stockholders, members, managers, agents or otherwise, and that the Adviser and directors, officers, employees, partners, principals, stockholders, members, managers and agents of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, principal, officer, employee or agent of the Adviser is or becomes a director, manager, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, principal, officer, employee and/or agent of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, principal, officer, employee or agent of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Limitation of Liability of the Adviser; Indemnification.

The Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement.

9.	Effectiveness, Duration and Termination of Agreement.

This Agreement shall become effective as of the Effective Date. This Agreement shall remain in effect for two years from the Effective Date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Company and (b) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in

Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act and each of whom is an “independent director” under applicable New York Stock Exchange listing standards. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Company’s directors or by the Adviser. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Paragraph 3 through the date of termination or expiration.

10.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.	Amendments.

This Agreement may be amended by mutual consent.

12.	Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the Investment Company Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control. To the fullest extent permitted by law, in the event of any dispute arising out of the terms and conditions of this Agreement, the parties hereto consent and submit to the jurisdiction of the courts of the State of New York in the county of New York and of the U.S. District Court for the Southern District of New York.

13.	Forum Selection.

Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns must be brought and determined in the state or United States district courts of the State of New York (and may not be brought or determined in any other forum or jurisdiction), and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the sole and exclusive jurisdiction of the aforesaid courts.

14.	No Third Party Beneficiary.

Other than expressly provided for in Paragraph 8 of this Agreement, this Agreement does not and is not intended to confer any rights or remedies upon any person other than the parties to this Agreement; there are no third-party beneficiaries of this Agreement, including but not limited to stockholders of the Company.

15.	Severability.

Every term and provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such term or provision will be enforced to the maximum extent permitted by law and, in any event, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

16.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

17.	Survival of Certain Provisions.

The provisions of Paragraph 8 of this Agreement shall survive any termination or expiration of this Agreement and the dissolution, termination and winding up of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

OAKTREE STRATEGIC INCOME CORPORATION

By:	~~/s/ Mathew M. Pendo~~
Name: ~~Mathew M. Pendo~~
Title: ~~Chief Operating Officer~~

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	~~/s/ Martin Boskovich~~
Name: ~~Martin Boskovich~~
Title: ~~Managing Director~~

By:	~~/s/ Mary Gallegly~~
Name: ~~Mary Gallegly~~
Title: ~~Vice President, Legal~~

[Signature Page to Investment Advisory Agreement]

Appendix A

Example 1: Incentive Fee on Income for Each Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.75%

Preferred return1 = 1.50%

Management fee2 = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 1.30%

Pre-Incentive Fee Net Investment Income does not exceed the Preferred Return, therefore there is no Subordinated Incentive Fee on Income.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.25%

Preferred Return1 = 1.50%

Management fee2 = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 1.80%

Incentive Fee = 17.5% × pre-Incentive Fee net investment income, subject to “catch-up”3

= 100% × (1.80% – 1.5%)

= 0.30%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Preferred Return1 = 1.50%

Management fee2 = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee net investment income (investment income – (management fee + other expenses)) = 3.05%

Incentive Fee = 17.5% × pre-Incentive Fee net investment income, subject to “catch-up”3

Incentive Fee = 100% × “catch-up” + (17.5% × (pre-Incentive Fee net investment income – 1.8182%))

Catch-up = 1.8182% – 1.5% = 0.3182%

Incentive Fee = (100% × 0.3182%) + (17.5% × (3.05% – 1.8182%))

= 0.3182% + (17.5% × 1.2318%)

= 0.3182% + 0.2158%

= 0.534%

[1]	Represents 6.0% annualized preferred return.
[2]	Represents 1.5% annualized management fee.
[3]	The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 17.5% on all of our pre-Incentive Fee net investment income as if a preferred return did not apply when our net investment income exceeds 1.5% in any calendar quarter and is not applied once the Adviser has received 17.5% of investment income in a quarter. The “catch-up” portion of our pre-Incentive Fee Net Investment Income is the portion that exceeds the 1.5% preferred return but is less than or equal to approximately 1.8182% (that is, 1.5% divided by (1 – 0.175)) in any fiscal quarter.

Example 2: Incentive Fee on Capital Gains

Assumptions

•	Year 1: $10 million investment made in Company A (“Investment A”), $10 million investment made in Company B (“Investment B”), $10 million investment made in Company C (“Investment C”), $10 million investment made in Company D (“Investment D”) and $10 million investment made in Company E (“Investment E”).
•	Year 2: Investment A sold for $20 million, fair market value (“FMV”) of Investment B determined to be $8 million, FMV of Investment C determined to be $12 million, and FMV of Investments D and E each determined to be $10 million.
•	Year 3: FMV of Investment B determined to be $8 million, FMV of Investment C determined to be $14 million, FMV of Investment D determined to be $14 million and FMV of Investment E determined to be $16 million.
•	Year 4: Investment D sold for $12 million, FMV of Investment B determined to be $10 million, FMV of Investment C determined to be $16 million and FMV of Investment E determined to be $14 million.
•	Year 5: Investment C sold for $20 million, FMV of Investment B determined to be $14 million and FMV of Investment E determined to be $10 million
•	Year 6: Investment B sold for $16 million and FMV of Investment E determined to be $8 million.
•	Year 7: Investment E sold for $8 million and FMV.

These assumptions are summarized in the following chart:

	Investment A	Investment B	Investment C	Investment D	Investment E	Cumulative Unrealized Capital Depreciation	Cumulative Realized Capital Losses	Cumulative Realized Capital Gains
Year 1	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	$10 million (cost basis)	—	—	—
Year 2	$20 million (sale price)	$8 million FMV	$12 million FMV	$10 million FMV	$10 million FMV	$2 million	—	$10 million
Year 3	—	$8 million FMV	$14 million FMV	$14 million FMV	$16 million FMV	$2 million	—	$10 million
Year 4	—	$10 million FMV	$16 million FMV	$12 million (sales price)	$14 million FMV	—	—	$12 million
Year 5	—	$14 million FMV	$20 million (sale price)	—	$10 million FMV	—	—	$22 million
Year 6	—	$16 million (sale price)	—	—	$8 million FMV	$2 million	—	$28 million
Year 7	—	—	—	—	$8 million (sale price)	—	$2 million	$28 million

The Incentive Fee on Capital Gains would be:

•	Year 1: None
•	Year 2:

Capital Gains Fee = 17.5% multiplied by ($10 million realized capital gains on sale of Investment A less $2 million cumulative capital depreciation) = $1.4 million

•	Year 3:

Capital Gains Fee = (17.5% multiplied by ($10 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $1.4 million cumulative Capital Gains Fee previously paid = $1.4 million less $1.4 million = $0.00 million

•	Year 4:

Capital Gains Fee = (17.5% multiplied by ($12 million cumulative realized capital gains)) less $1.4 million cumulative Capital Gains Fee previously paid = $2.1 million less $1.4 million = $0.7 million

•	Year 5:

Capital Gains Fee = (17.5% multiplied by ($22 million cumulative realized capital gains)) less $2.1 million cumulative Capital Gains Fee previously paid = $3.85 million less $2.1 million = $1.75 million

•	Year 6:

Capital Gains Fee = (17.5% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative capital depreciation)) less $3.85 million cumulative Capital Gains Fee previously paid = $4.55 million less $3.85 million = $0.70 million

•	Year 7:

Capital Gains Fee = (17.5% multiplied by ($28 million cumulative realized capital gains less $2 million cumulative realized capital losses)) less $4.55 million cumulative Capital Gains Fee previously paid = $4.55 million less $4.55 million = $0.00 million

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ocsl2019sm**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E79095-S84779

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

OAKTREE SPECIALTY LENDING CORPORATION

The Board of Directors recommends you vote FOR the following proposals.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E79096-S84779

Oaktree Specialty Lending Corporation
SPECIAL MEETING OF STOCKHOLDERS
June 28, 2019 10:00 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Edgar Lee, Mathew Pendo and Mary Gallegly, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Oaktree Specialty Lending Corporation (the "Company") which the undersigned is entitled to vote at the 2019 **Special Meeting** of Stockholders (the "Special Meeting") of Oaktree Specialty Lending Corporation ("OCSL"), to be held virtually on June 28, 2019, at 10:00 a.m., Pacific Time at the following website: www.virtualshareholdermeeting.com/ocsl2019sm for OCSL stockholders, and any adjournments or postponements thereof, as indicated on this proxy. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders of the Company.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. WHERE NO CHOICE IS SPECIFIED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR PROPOSALS 1 AND 2, AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ocsi2019sm**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E79098-S84755

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OAKTREE STRATEGIC INCOME CORPORATION

The Board of Directors recommends you vote FOR the following proposal.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E79099-S84755

Oaktree Strategic Income Corporation
SPECIAL MEETING OF STOCKHOLDERS
June 28, 2019 10:00 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Edgar Lee, Mathew Pendo and Mary Gallegly, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Oaktree Strategic Income Corporation (the "Company") which the undersigned is entitled to vote at the 2019 **Special Meeting** of Stockholders (the "Special Meeting") of Oaktree Strategic Income Corporation ("OCSI", and each of OCSL and OCSI, a "Company") to be held virtually on June 28, 2019, at 10:00 a.m., Pacific Time at the following website: www.virtualshareholdermeeting.com/ocsi2019sm for OCSI stockholders, and any adjournments or postponements thereof, as indicated on this proxy. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders of the Company.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE. WHERE NO CHOICE IS SPECIFIED, VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR PROPOSAL 1, AS DESCRIBED IN THE PROXY STATEMENT. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side